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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

TravelCenters of America LLC

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined) :

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

TRAVELCENTERS OF AMERICA LLC

Notice of 2018 Annual Meeting
of Shareholders and Proxy Statement

Wednesday, May 23, 2018 at 9:30 a.m., Eastern time
Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

TRAVELCENTERS OF AMERICA LLC

It is our pleasure to invite you to join our Board of Directors and executive officers at TravelCenters of America LLC's 2018 Annual Meeting of Shareholders in Newton, Massachusetts. The enclosed Notice of 2018 Annual Meeting of Shareholders and Proxy Statement provides you with information about our Company and the matters to be voted on at the 2018 Annual Meeting of Shareholders.

We are committed to effectively communicating with our shareholders and explaining the matters to be addressed at our 2018 Annual Meeting of Shareholders. This Proxy Statement includes a Question and Answer section with information that we believe may be useful to our shareholders.

Your support is important to us and to our Company. I encourage you to use telephone or internet methods, or sign and return a proxy card/voting instruction form, to authorize your proxy prior to the meeting so that your shares will be represented and voted at the meeting.

Thank you for being a shareholder and for your continued investment in our Company.

March 16, 2018

On behalf of the Board of Directors,

Lisa Harris Jones
Chair of the Nominating and Governance Committee

NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS

Wednesday, May 23, 2018

9:30 a.m., Eastern time

Two Newton Place, 255 Washington Street, Suite 100
Newton, Massachusetts 02458

ITEMS OF BUSINESS

1.
Elect the Director nominees identified in the accompanying Proxy Statement to the Company's Board of Directors;

2.
Advisory vote to approve executive compensation;

3.
Advisory vote on the frequency of future advisory votes to approve executive compensation;

4.
Approve an amendment to the TravelCenters of America LLC 2016 Equity Compensation Plan;

5.
Ratify the appointment of RSM US LLP as independent auditors to serve for the 2018 fiscal year;

6.
Vote on a non-binding shareholder proposal requesting that the Company eliminate the classification of the Board of Directors after the 2018 Annual Meeting, if properly presented at the meeting; and

7.
Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

RECORD DATE

The Board of Directors set February 23, 2018 as the record date for the meeting. This means that owners of record of the common shares of the Company as of the close of business on that date are entitled:

  •
  to receive notice of the meeting; and

  •
  to vote at the meeting and any postponements or adjournments of the meeting.

TRAVELCENTERS OF AMERICA LLC     2018 Proxy Statement    1

PROXY VOTING

Shareholders as of the close of business on the record date are invited to attend the 2018 Annual Meeting. All shareholders are encouraged to vote in advance of the 2018 Annual Meeting by using one of the methods described in the accompanying Proxy Statement.

March 16, 2018
Newton, Massachusetts

By Order of the Board of Directors,

Jennifer B. Clark
Secretary

Please promptly sign and return the proxy card or voting instruction form or use telephone or internet methods to authorize a proxy in advance of the 2018 Annual Meeting. See the "Voting Information" section on page 3 for information about how to authorize a proxy by telephone or internet or how to attend the 2018 Annual Meeting and vote your shares in person.

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VOTING INFORMATION

WE WANT TO HEAR FROM YOU – VOTE TODAY

Your vote is important.

ELIGIBILITY TO VOTE

You can vote if you were a shareholder of record at the close of business on February 23, 2018.

PROPOSALS THAT REQUIRE YOUR VOTE

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

1	Election of Directors	Page 15	FOR	Plurality of all votes cast
2	Advisory vote to approve executive compensation*	Page 62	FOR	Majority of all votes cast
3	Advisory vote on the frequency of future advisory votes to approve executive compensation*	Page 63	THREE YEARS	Majority of all votes cast
4	Approval of an amendment to the TravelCenters of America LLC 2016 Equity Compensation Plan	Page 64	FOR	Majority of all votes cast
5	Ratification of independent auditors*	Page 74	FOR	Majority of all votes cast
6	Non-binding shareholder proposal requesting that the Company eliminate the classification of the Board of Directors after the 2018 Annual Meeting, if properly presented at the meeting*	Page 77	AGAINST	75% of votes entitled to be cast

*
Non-binding advisory vote.

You can vote in advance in one of three ways:

via the internet
Visit www.proxyvote.com and enter your 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m., Eastern time, on May 22, 2018 to authorize a proxy VIA THE INTERNET.
by phone

Call 1-800-690-6903 if you are a shareholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m., Eastern time, on May 22, 2018 to authorize a proxy
 BY TELEPHONE.
You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.
by mail	Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

  •
  Review and download easy to read versions of our Proxy Statement and Annual Report.
  •
  Sign up for future electronic delivery to reduce the impact on the environment.

Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 14 beginning on page 12 of "Questions and Answers" for important details on admission requirements.

TRAVELCENTERS OF AMERICA LLC     2018 Proxy Statement    3

SUMMARY OF PROPOSALS

This summary highlights matters for consideration by shareholders at our 2018 Annual Meeting. You should read this entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

Board Nominees (page 18)

The following two Directors are up for election to our Company's Board of Directors.

Name of Director	Age	Occupation	Committee Memberships

Barbara D. Gilmore*	67	Professional Law Clerk at the United States Bankruptcy Court, Eastern Division of the District of Massachusetts	Audit, Compensation (Chair) and Nominating and Governance Committees
Adam D. Portnoy	47	President and Chief Executive Officer of The RMR Group LLC	None

*
Independent Director

Advisory Vote to Approve Executive Compensation (page 62)

Shareholders are asked to approve the executive compensation of the Company's named executive officers through a non-binding advisory vote. In evaluating the executive compensation paid by the Company in 2017, the Compensation Committee generally considered the results of the advisory vote of the Company's shareholders on the compensation of the executive officers named in the proxy statement for the Company's 2015 annual meeting of shareholders, our most recent advisory vote on executive compensation.

Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation (page 63)

Shareholders are asked to vote on the frequency of future advisory votes to approve executive compensation through a non-binding advisory vote. The choices available under Section 14A of the Securities Exchange Act of 1934, as amended, are every year, every two years or every three years.

Approval of an Amendment to the Travelcenters of America LLC 2016 Equity Compensation Plan (page 64)

Shareholders are asked to approve an amendment to the TravelCenters of America LLC 2016 Equity Compensation Plan to increase the total number of Common Shares available for grant under the plan by 2,000,000.

Ratification of the Appointment of RSM US LLP as Independent Auditors (page 74)

Shareholders are asked to ratify the appointment of RSM US LLP as independent auditors of TravelCenters of America LLC for the Company's fiscal year ending December 31, 2018. The Company's Audit Committee evaluates the performance of the Company's independent auditors and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of the Company's operations and industry, the auditors' independence, legal proceedings involving the auditors, the results of PCAOB inspections and peer quality reviews of the

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auditors and the auditors' reputation in the marketplace. Based on its consideration of these matters, the Audit Committee has appointed RSM US LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2018.

Non-Binding Shareholder Proposal Requesting that the Company Eliminate the Classification of the Board of Directors after the 2018 Annual Meeting (page 77)

A shareholder proposal was submitted by UNITE HERE, a labor union. If the shareholder proponent, or its representative who is qualified under state law, is present at the 2018 Annual Meeting and properly submits the proposal for a vote, then the proposal will be voted on at the 2018 Annual Meeting. As an advisory vote, if approved, the proposal would be a non-binding recommendation to the Board.

TRAVELCENTERS OF AMERICA LLC     2018 Proxy Statement    5

24601 CENTER RIDGE ROAD, SUITE 200
WESTLAKE, OHIO 44145

March 16, 2018

PROXY STATEMENT

The Board of Directors (the "Board") is furnishing this Proxy Statement to solicit proxies to be voted at the 2018 Annual Meeting of Shareholders (the "2018 Annual Meeting") of TravelCenters of America LLC, a Delaware limited liability company (together with its direct or indirect subsidiaries, the "Company," "we," "us" or "our"). The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Wednesday, May 23, 2018, at 9:30 a.m., Eastern time.

The mailing address of the Company's principal executive offices is 24601 Center Ridge Road, Suite 200, Westlake, Ohio 44145. The Company commenced mailing to its shareholders a Notice Regarding the Availability of Proxy Materials containing instructions on how to access the Company's Proxy Statement and its 2017 Annual Report on Form 10-K on or about March 16, 2018.

All properly executed written proxies, and all properly completed proxies submitted by telephone or internet, that are delivered pursuant to this solicitation will be voted at the 2018 Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to it being exercised at the meeting. These proxies also may be voted at any postponements or adjournments of the meeting.

Only owners of record of shares representing common limited liability company interests in the Company ("Common Shares") as of the close of business on February 23, 2018, the record date for the meeting (the "Record Date"), are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the Record Date. On February 23, 2018, there were approximately 39,983,742 Common Shares issued and outstanding.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2018 ANNUAL MEETING TO BE HELD ON WEDNESDAY, MAY 23, 2018.

The Notice of 2018 Annual Meeting, Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2017 are available at www.proxyvote.com.

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QUESTIONS AND ANSWERS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2018 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2018 Annual Meeting, this Proxy Statement and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the "Annual Report" and, together with the other materials, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that the Securities and Exchange Commission ("SEC") regulations require the Company to give you when it asks you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy. We are asking you to designate the following three persons as your proxies for the 2018 Annual Meeting: Jennifer B. Clark, Secretary; Andrew J. Rebholz, Managing Director and Chief Executive Officer; and Mark R. Young, Executive Vice President and General Counsel.

2. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Equiniti Trust Company (formerly known as Wells Fargo Shareowner Services), you are considered a shareholder of record of those shares. If you are a shareholder of record, you should receive only one notice or proxy card for all the Common Shares you hold in certificate form and in book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own Common Shares.

3. What different methods can I use to vote?

By Written Proxy. All shareholders of record can submit voting instructions by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m., Eastern time, on May 22, 2018 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

By Telephone or Internet. All shareholders of record also can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or

TRAVELCENTERS OF AMERICA LLC     2018 Proxy Statement    7

proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate shareholder identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern time, on May 22, 2018 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

In Person. All shareholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 15.

If you have any questions or need assistance in voting your shares or authorizing your proxy, please call the firm assisting the Company in the solicitation of proxies:

Morrow Sodali LLC
470 West Avenue
Stamford, Connecticut 06902
Shareholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400

4. Who may vote at the 2018 Annual Meeting?

Holders of record of Common Shares as of the close of business on February 23, 2018, the Record Date, may vote at the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the Record Date.

5. What are my voting choices for each of the proposals to be voted on at the 2018 Annual Meeting and what are the voting standards?

Proposal	Voting Choices and Board Recommendation	Voting Standard

Item 1: Election of Directors

•

vote in favor of both Director nominees;

•

withhold your vote for both Director nominees; or

•

vote in favor of one Director nominee and withhold your vote for the other Director nominee.

The Board recommends a vote FOR both Director nominees.

Plurality of all votes cast
Item 2: Advisory vote to approve executive compensation*

•

vote in favor of the advisory vote;

•

vote against the advisory vote; or

•

abstain from voting on the advisory vote.

The Board recommends a vote FOR the advisory vote to approve executive compensation.

Majority of all votes cast
Item 3: Advisory vote on the frequency of future stockholder advisory votes to approve executive compensation*

•

vote in favor of every year as the frequency;

•

vote in favor of every two years as the frequency;

•

vote in favor of every three years as the frequency; or

•

abstain from voting on the frequency.

The Board recommends a vote for every THREE YEARS as the frequency of future advisory votes to approve executive compensation.

Majority of all votes cast

8    TRAVELCENTERS OF AMERICA LLC     2018 Proxy Statement

Proposal	Voting Choices and Board Recommendation	Voting Standard

Item 4: Approval of an amendment to the TravelCenters of America LLC 2016 Equity Compensation Plan

•

vote in favor of the amendment;

•

vote against the amendment; or

•

abstain from voting on the amendment.

The Board recommends a vote FOR the amendment to the TravelCenters of America LLC 2016 Equity Compensation Plan.

Majority of all votes cast
Item 5: Ratification of the appointment of RSM US LLP as independent auditors†	• vote in favor of the ratification; • vote against the ratification; or • abstain from voting on the ratification. The Board recommends a vote FOR the ratification.	Majority of all votes cast
Item 6: Non-binding shareholder proposal requesting that the Company eliminate the classification of the Board of Directors after the 2018 Annual Meeting, if properly presented at the meeting††

•

vote in favor of the shareholder proposal;

•

vote against the shareholder proposal; or

•

abstain from voting on the shareholder proposal.

The Board recommends a vote AGAINST the shareholder proposal.

75% of votes entitled to be cast

*
As advisory votes, the proposal to approve executive compensation and the proposal on the frequency of future advisory votes are not binding upon the Company. Our Compensation Committee, which is 100% comprised of Independent Directors, is responsible for determining and approving any compensation payable directly by the Company to our executive officers and administering the Company's equity compensation program. Our Compensation Committee values the opinions expressed by shareholders and will consider the outcome of these votes, among other factors, when making future compensation decisions.

†
Our Audit Committee, which is 100% comprised of Independent Directors, appoints the Company's independent auditors. Your vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee values the opinions of the Company's shareholders and may reconsider its prior appointment of the independent auditors or consider the results of this shareholder vote, among other factors, when it determines to appoint the Company's independent auditors in the future.

††
As an advisory vote, the shareholder proposal is not binding upon the Company and, if approved, would serve only as a recommendation to the Board. However, the Board values the opinion of the Company's shareholders and will consider the outcome of the vote and other factors and circumstances.

6. What if I am a shareholder of record and do not specify a choice for a matter when returning a proxy card or authorizing a proxy by internet or telephone?

If you return a signed proxy card or authorize a proxy by internet or telephone and do not specify a choice for a matter, you will be instructing your proxy to vote in the manner recommended by the Board on that matter:

  •
  FOR the election of both Director nominees identified in this Proxy Statement;

  •
  FOR the advisory vote to approve executive compensation;

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  For every THREE YEARS as the frequency of future advisory votes to approve executive compensation;

  •
  FOR the approval of the amendment to the TravelCenters of America LLC 2016 Equity Compensation Plan (the "2016 Equity Compensation Plan");

  •
  FOR the ratification of the appointment of RSM US LLP as independent auditors; and

TRAVELCENTERS OF AMERICA LLC     2018 Proxy Statement    9

  •
  AGAINST the non-binding shareholder proposal requesting that the Company eliminate the classification of the Board of Directors after the 2018 Annual Meeting, if properly presented at the meeting.

7. What if I am a beneficial owner and do not give voting instructions to my broker?

If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, the following applies:

Non-Discretionary Items. The election of Directors, the advisory vote to approve executive compensation, the advisory vote on the frequency of future advisory votes to approve executive compensation, the approval of the amendment to the 2016 Equity Compensation Plan and the non-binding shareholder proposal requesting that the Company eliminate the classification of the Board of Directors after the 2018 Annual Meeting (if properly presented at the meeting) are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. The result of the inability of a broker, bank or other nominee to vote on a non-discretionary item for which it has not received specific voting instructions from beneficial owners is referred to as a broker non-vote.

Discretionary Items. The ratification of the appointment of RSM US LLP as independent auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

8. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at the 2018 Annual Meeting. The presence, in person or by proxy, of holders of a majority of outstanding Common Shares entitled to vote at the 2018 Annual Meeting constitutes a quorum.

Abstentions and broker non-votes are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Items 1, 2, 3, 4 or 5. A proxy marked "WITHHOLD" with respect to Item 1 will have the same effect as an abstention. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Items 1, 2, 3 or 4. There can be no broker non-votes on Item 5 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf. Abstentions and broker non-votes will have the effect of a vote "AGAINST" Item 6.

9. What may I do if I change my mind after I authorize a proxy to vote my shares?

Shareholders have the right to revoke a proxy at any time before it is voted at the 2018 Annual Meeting, subject to the proxy voting deadlines described above. Shareholders may revoke a proxy by authorizing a proxy again on a later date by internet or by telephone (only the last internet or telephone proxy submitted prior to the meeting will be counted) or by signing and returning a later dated proxy card or by attending the meeting and voting in person. If you are a beneficial owner, see the response to question 15.

A shareholder's attendance at the 2018 Annual Meeting will not revoke that shareholder's proxy unless that shareholder votes again at the meeting or sends an original written statement to the Secretary of the Company revoking the prior proxy. An original written notice of revocation or subsequent proxy should be

10    TRAVELCENTERS OF AMERICA LLC     2018 Proxy Statement

delivered to TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, Attention: Secretary, or hand delivered to the Secretary before the taking of the vote at the 2018 Annual Meeting.

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

10. Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2018 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of the 2018 Annual Meeting.

Instead of receiving future copies of the Company's proxy materials by mail, shareholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will save us the cost of printing and mailing documents, and also will give you an electronic link to our proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

11. When will the Company announce the voting results?

The Company will report the final results in a Current Report on Form 8-K filed with the SEC following the completion of the 2018 Annual Meeting.

12. How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. The Company has engaged Morrow Sodali LLC ("Morrow") to assist with the solicitation of proxies for an estimated fee of $15,000 plus reimbursement of expenses. The Company has agreed to indemnify Morrow against certain liabilities arising out of the Company's agreement with Morrow. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

Proxies may also be solicited, without additional compensation, by the Company's Directors, officers and employees, and by The RMR Group LLC ("RMR LLC"), its officers and employees and its parent's and subsidiaries' directors, officers and employees, by mail, telephone or other electronic means or in person.

13. What is householding?

As permitted by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2018 Annual Meeting, this Proxy Statement and the Annual Report to Shareholders residing at the same address, unless the shareholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

We will deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call the Company at (617) 219-1442. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

TRAVELCENTERS OF AMERICA LLC     2018 Proxy Statement    11

2018 Annual Meeting Information

14. How do I attend the 2018 Annual Meeting in person?

IMPORTANT NOTE: If you plan to attend the 2018 Annual Meeting, you must follow these instructions to ensure admission.

All attendees need to bring photo identification for admission. Please note that cameras and audio or video recorders are not permitted at the meeting. Any cell phones, pagers or similar electronic devices must be shut off for the duration of the meeting.

Attendance at the meeting is limited to the Company's Directors and officers, shareholders as of the Record Date (February 23, 2018) or their duly authorized representatives or proxies, and other persons permitted by the Chairman of the meeting.

  •
  Record owners: If you are a shareholder as of the Record Date who holds shares directly, you need not present any documentation to attend the 2018 Annual Meeting, other than photo identification.

  •
  Beneficial owners: If you are a shareholder as of the Record Date who holds shares indirectly through a brokerage firm, bank or other nominee, you may be required to present evidence of your beneficial ownership of shares. For this purpose, a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 15.

  •
  Authorized named representatives: If you are a shareholder as of the Record Date and intend to appoint an authorized named representative to attend the meeting on your behalf, including if you are a corporation, partnership, limited liability company or other entity, you must notify us of your intent by regular mail to our Secretary or by email to secretary@ta-petro.com. Requests for authorized named representatives to attend the meeting must be received no later than Wednesday, May 16, 2018, or if the meeting is postponed or adjourned to a later date, on or before the 5th business day before the reconvened meeting.

  Please include the following information when submitting your request:

  (1)
  Your name and complete mailing address;

  (2)
  Proof that you owned shares of the Company as of February 23, 2018 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the bank, broker or other nominee holding your shares); and

  (3)
  A signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the name, address, telephone number and email address of the authorized named representative.

  Upon receipt of proper documentation, you and your named representative will receive confirmation that your named representative has been authorized to attend the meeting. For admission to the meeting, the photo ID presented must match the documentation provided in response to item (3) above. The Company reserves the right to limit the number of representatives who may attend the meeting.

12    TRAVELCENTERS OF AMERICA LLC     2018 Proxy Statement

If you have questions regarding these admission procedures, please call Investor Relations at (617) 219-1442.

15. How can I vote in person at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2018 Annual Meeting, you need a legal proxy from your bank, broker or other nominee. You also need to follow the procedures described in the response to question 14 and to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 14. However, you will not be able to vote your shares at the meeting without a legal proxy. The Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

Company Documents, Communications and Shareholder Proposals

16. How can I view or request copies of the Company's SEC filings and other documents?

You can visit our website to view our Governance Guidelines, Board committee charters and Code of Business Conduct and Ethics (the "Code"). To view these documents, go to www.ta-petro.com, click on "For Investors" and then click on "Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Directors and executive officers, go to www.ta-petro.com, click on "For Investors," click on "Financials" and then click on "SEC Filings."

We will deliver free of charge, upon request, a copy of the Company's Governance Guidelines, Board committee charters, Code or Annual Report to any shareholder requesting a copy. Requests should be directed to Investor Relations at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

17. How can I communicate with the Company's Directors?

Any shareholder or other interested person who wants to communicate with the Company's Directors, individually or as a group, should write to the party for whom the communication is intended, c/o Secretary, TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@ta-petro.com. The communication will then be delivered to the appropriate party or parties.

18. How do I submit a proposal for action at the 2019 annual meeting of shareholders?

A proposal for action to be presented by any shareholder at the Company's 2019 annual meeting of shareholders must be submitted as follows:

•
For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by November 16, 2018.

TRAVELCENTERS OF AMERICA LLC     2018 Proxy Statement    13

•
If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in our Amended and Restated Limited Liability Company Agreement (our "LLC Agreement") and our Amended and Restated Bylaws (our "Bylaws") and must be received by the Company not later than 5:00 p.m., Eastern time, on November 16, 2018 and not earlier than October 17, 2018.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a shareholder proposal, see page 38 of this Proxy Statement.

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ELECTION OF DIRECTORS (ITEM 1)

The Board serves as the decision making body of the Company, except for those matters reserved to the shareholders. The Board selects and oversees the Company's officers, who are charged by the Board with conducting the day to day business of the Company.

Election Process

In accordance with our LLC Agreement and Bylaws, the Board currently consists of five Directors, three of whom are Independent Directors and two of whom are Managing Directors. Our LLC Agreement provides that the Board is divided into three groups, with Directors of each group serving for a term that expires at the third annual meeting of shareholders following his or her election and until his or her successor is duly elected and qualifies. In accordance with our LLC Agreement and Bylaws, on March 15, 2018, pursuant to a recommendation of the Nominating and Governance Committee, the Board elected Andrew J. Rebholz as a Managing Director in Group I to fill the vacancy created by the death of Barry M. Portnoy on February 25, 2018 and to serve the remainder of the full term of the Group I Directors, the Group of Directors which stands for election at the 2020 annual meeting of shareholders.

Assuming a quorum is present at the meeting, a plurality of all the votes cast is required to elect a Director at the 2018 Annual Meeting.

Director Nominations

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Director and for recommending to the Board nominees for election at each annual meeting of shareholders. The Nominating and Governance Committee may consider candidates suggested by the Company's Directors, officers or shareholders or by others.

Shareholder Recommendations for Nominees. Shareholders who would like to recommend a nominee for the position of Director should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee, c/o TravelCenters of America LLC, Secretary, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@ta-petro.com. A shareholder's recommendation should include any information that the recommending shareholder believes relevant to the Nominating and Governance Committee's consideration. The Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

Shareholder Nominations for Directors. Our Bylaws also provide that a shareholder of the Company may nominate a person for election to the Board provided the shareholder complies with the advance notice provisions set forth in our Bylaws, which include, among other things, requirements as to the proposing shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares and submission of specified documentation and information. For more information on how shareholders can nominate Directors for election to the Board, see "Shareholder Nominations and Other Proposals" beginning on page 38.

Director Qualifications

Directors are responsible for overseeing the Company's business. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements that are applicable to all Directors, qualifications applicable to Independent Directors and other skills and experience that should be represented on the Board as a

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whole, but not necessarily by each Director. In accordance with our LLC Agreement and Bylaws, the Board currently consists of five Directors: two Managing Directors and three Independent Directors. As set forth in our LLC Agreement and Bylaws, Independent Directors are Directors who are not employees of the Company or RMR LLC, who are not involved in the Company's day to day activities and who meet the qualifications of independent directors under the applicable rules of The Nasdaq Stock Market LLC (the "Nasdaq") and the SEC. As set forth in our LLC Agreement and Bylaws, Managing Directors are Directors who are not Independent Directors and who have been employees or officers of the Company or RMR LLC or who have been involved in the Company's day to day activities for at least one year prior to their election as Directors. The Board and the Nominating and Governance Committee consider the qualifications of Directors and Director candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.

Qualifications for All Directors

In its assessment of each potential candidate, including those recommended by shareholders, the Nominating and Governance Committee considers the potential nominee's integrity, experience, achievements, judgment, intelligence, competence, personal character, likelihood that a candidate will be able to serve on the Board for an extended period and other matters that the Nominating and Governance Committee deems appropriate. The Nominating and Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and Nominating and Governance Committee require that each Director candidate be a person of high integrity with a proven record of success in his or her field. Each Director candidate must demonstrate the ability to make independent analytical inquiries, familiarity with and respect for corporate governance requirements and practices and a commitment to serving the Company's long term best interests. In addition, the Nominating and Governance Committee may conduct interviews of potential Director candidates to assess intangible qualities, including the individual's ability to ask appropriate questions and to work collegially. The Board does not have a specific diversity policy in connection with the selection of nominees for Director, but due consideration is given to the Board's overall balance of diversity of perspectives, backgrounds and experiences.

In addition to other criteria, our Bylaws require that Director candidates submit any additional information required in connection with the Company's regulation by state gambling authorities.

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Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company's long term interests. The following table summarizes certain key characteristics of the Company's business and the associated qualifications, attributes, skills and experience that the Board believes should be represented on the Board.

Business Characteristics	Qualifications, Attributes, Skills and Experience

The Board's responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage those risks.	• Risk oversight/management expertise. • Service on other public company boards and committees. • Operating business experience.

The Company's business requires knowledge of the travel center, convenience store and restaurant businesses and factors impacting those businesses.	• Understanding of, and work experience in, retail-based industries.

The Board must constantly evaluate the Company's strategic direction in light of current trends in retail and fuel marketing, in the travel center, convenience store, trucking, transportation and restaurant industries and in capital markets.

•

Experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing.

•

Commitment to serve on the Board over a period of years in order to develop knowledge about the Company's operations.

The Company's business involves complex financial and real estate transactions.

•

High level of financial literacy.

•

Knowledge of the commercial real estate ("CRE") industry.

•

Familiarity with travel center, convenience store and restaurant businesses.

•

Management/leadership experience.

•

Knowledge of the Company's historical business activities.

•

Familiarity with the public capital markets.

•

Work experience.

The Board meets frequently and, at times, on short notice to consider time sensitive issues.	• Sufficient time and availability to devote to Board and committee matters. • Practical wisdom and mature judgment.

The Board will be better informed if the members of the Board have diverse perspectives, backgrounds and experiences.	• Gender and ethnic diversity. • Nationality. • Experience.

The Board is comprised of two Managing Directors and three Independent Directors.

•

Qualifying as a Managing Director in accordance with the requirements of our LLC Agreement and Bylaws.

•

Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our LLC Agreement and Bylaws.

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2018 Nominees for Director

The following table sets forth the names of the Director nominees and those Directors who will continue to serve after the 2018 Annual Meeting:

Name	Position	Group	Current Term Expires

Barbara D. Gilmore*	Independent Director	II	2018
Adam D. Portnoy*	Managing Director	II	2018
Lisa Harris Jones	Independent Director	III	2019
Joseph L. Morea	Independent Director	I	2020
Andrew J. Rebholz	Managing Director	I	2020

*
2018 Director nominee

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Ms. Barbara D. Gilmore for election as an Independent Director in Group II and Mr. Adam D. Portnoy for election as a Managing Director in Group II. Each Director nominee currently serves on the Board. If elected, each nominee would serve until the Company's 2021 annual meeting of shareholders and until his or her successor is elected and qualifies or until his or her death, resignation or removal.

We expect that each nominee for election as a Director will be able to serve if elected. However, if a nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

The Board believes that the combination of the various qualifications, attributes, skills and experiences of the Director nominees would contribute to an effective Board serving the Company's long term best interests. The Board and the Nominating and Governance Committee believe that the Director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management. Below is a summary of the key experiences, qualifications, attributes and skills that led the Nominating and Governance Committee and the Board to conclude such persons are currently qualified to serve as a Director.

The Board of Directors recommends a vote "FOR" the election of both Director nominees.

Directors and Executive Officers

The following is some important biographical information, including the ages and recent principal occupations, as of March 15, 2018, of the Company's Directors, Director nominees and executive officers. The business address of the Directors, Director nominees and executive officers is c/o TravelCenters of America LLC, 24601 Center Ridge Road, Suite 200, Westlake, Ohio 44145. Included in each Director's biography below are the attributes of that Director consistent with the qualifications, attributes, skills and experience the Board has determined are important to be represented on the Board. For a general discussion of the particular Director qualifications, attributes, skills and experience, and the process for selecting and nominating individuals for election to serve as a Director, please see "Election of Directors" beginning on page 15.

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Director Nominees

Barbara D. Gilmore

Independent Director since 2007

Group/Term: Group II with a term expiring at the 2018 Annual Meeting

Age: 67

Board Committees: Audit; Compensation (Chair); Nominating and Governance

Other Public Company Boards: Five Star Senior Living Inc. (since 2004); Government Properties Income Trust (since 2009)

Ms. Gilmore has served as a professional law clerk at the United States Bankruptcy Court, Eastern Division of the District of Massachusetts, since 2015, and prior to that, at the United States Bankruptcy Court, Central Division of the District of Massachusetts, from 2001 to 2015. Ms. Gilmore was a partner of the law firm of Sullivan & Worcester LLP from 1993 to 2000, during which time she was appointed and served as trustee or examiner in various cases involving business finance matters.

Specific Qualifications, Attributes, Skills and Experience:

•

professional skills and experience in legal and business finance matters;

•

experience in public policy matters;

•

experience as a lawyer, bankruptcy court clerk, bankruptcy trustee and bankruptcy examiner;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board since the Company's formation;

•

female; and

•

qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our LLC Agreement and Bylaws.

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Adam D. Portnoy

Managing Director since 2018

Group/Term: Group II with a term expiring at the 2018 Annual Meeting

Age: 47

Other Public Company Boards: Hospitality Properties Trust (since 2007); Senior Housing Properties Trust (since 2007); Government Properties Income Trust (since 2009); RMR Real Estate Income Fund, including its predecessor funds (since 2009); Select Income REIT (since 2011); The RMR Group Inc. (since 2015); Industrial Logistics Properties Trust (since 2017); Tremont Mortgage Trust (since 2017)

Mr. Portnoy has been a managing director of The RMR Group Inc. ("RMR Inc.") and its president and chief executive officer since shortly after its formation in 2015. Mr. Portnoy has been president and chief executive officer of RMR LLC since 2005 and was a director of RMR LLC from 2006 until June 5, 2015 when RMR LLC became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR LLC's managing member. Mr. Portnoy has been a director of RMR Advisors LLC since 2007 and served as its president from 2007 to September 2017 and its chief executive officer from 2015 to September 2017. Mr. Portnoy has been a director of Tremont Realty Advisors LLC since March 2016, and he was its president and chief executive officer from March 2016 through December 2017. Mr. Portnoy is an owner and has been a director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy served as president and chief executive officer of RMR Real Estate Income Fund from 2007 to 2015 and as president of Government Properties Income Trust from 2009 to 2011. Mr. Portnoy was a managing trustee of Equity Commonwealth from 2006 until 2014 and served as its president from 2011 to 2014. Prior to joining RMR LLC in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette and ABN AMRO as well as working in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of The World Bank Group). In addition, Mr. Portnoy previously founded and served as chief executive officer of a privately financed telecommunications company. Mr. Portnoy currently serves as the honorary consul general of the Republic of Bulgaria in Massachusetts, and previously served on the board of governors for the National Association of Real Estate Investment Trusts and the board of trustees of Occidental College.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in, and knowledge of, the CRE industry;

•

leadership position with RMR LLC and demonstrated management ability;

•

knowledge of the Company's businesses and industries;

•

public company director service;

•

experience in investment banking and private equity;

•

government organization service;

•

experience in starting a telecommunications company and serving as its senior executive;

•

institutional knowledge earned through leadership positions with RMR LLC; and

•

qualifying as a Managing Director in accordance with the requirements of our LLC Agreement and Bylaws.

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Directors

Lisa Harris Jones

Independent Director since 2013

Group/Term: Group III with a term expiring at the 2019 annual meeting of shareholders

Age: 50

Board Committees: Audit; Compensation; Nominating and Governance (Chair)

Other Public Company Boards: Senior Housing Properties Trust (since 2015); Industrial Logistics Properties Trust (since 2017)

Ms. Harris Jones is the founding member of Harris Jones & Malone, LLC, a law firm based in Maryland. Since founding Harris Jones & Malone, LLC in 2000, Ms. Harris Jones has represented a wide range of clients, focusing her practice in government relations and procurement at both the state and local levels. Prior to founding Harris Jones & Malone, LLC, Ms. Harris Jones was associated with other Maryland law firms from 1993 to 1999, and she has represented the City of Baltimore and many of its agencies and related quasi-public entities in various real estate development and financing transactions. In addition to her professional accomplishments, Ms. Harris Jones has held leadership positions in many community service and civic organizations for which she has received recognitions and awards, including being the recipient of the YWCA Greater Baltimore Special Leadership Award in 2012.

Specific Qualifications, Attributes, Skills and Experience:

•

professional skills and experience in legal and business finance matters;

•

experience in public policy matters;

•

experience in real estate matters;

•

demonstrated leadership capability as an entrepreneur and founding member of a law firm;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board;

•

African-American;

•

female; and

•

qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our LLC Agreement and Bylaws.

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Joseph L. Morea

Independent Director since 2015

Group/Term: Group I with a term expiring at the 2020 annual meeting of shareholders

Age: 62

Board Committees: Audit (Chair); Compensation; Nominating and Governance

Other Public Company Boards: THL Credit Senior Loan Fund (since 2013); Eagle Growth & Income Opportunities Fund (since 2015); Garrison Capital Inc. (since 2015); RMR Real Estate Income Fund (since 2016); Industrial Logistics Properties Trust (since 2017); Tremont Mortgage Trust (since 2017)

Mr. Morea was a vice chairman and managing director, serving as head of U.S. Equity Capital Markets, at RBC Capital Markets, an international investment bank, from 2003 until 2012. From 2008 to 2009, Mr. Morea also served as the head of U.S. Investment Banking for RBC Capital Markets. Previously, Mr. Morea was employed as an investment banker, including as a managing director and the co-head of U.S. Equity Capital Markets at UBS, Inc., the chief operating officer of the Investment Banking Division and head of U.S. Equity Capital Markets at PaineWebber, Inc. and a managing director of Equity Capital Markets at Smith Barney, Inc. Prior to working as an investment banker, Mr. Morea was employed as a certified public accountant. Mr. Morea served as a trustee of Equity Commonwealth from 2012 until 2014.

Specific Qualifications, Attributes, Skills and Experience:

•

experience in and knowledge of the investment banking industry and public capital markets;

•

demonstrated leadership and management abilities;

•

experience in capital raising and strategic business transactions;

•

experience as a public company director and board committee member;

•

professional training, skills and expertise in, among other things, finance matters; and

•

qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our LLC Agreement and Bylaws.

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Andrew J. Rebholz

Managing Director since 2018

Chief Executive Officer since 2018

Group/Term: Group I with a term expiring at the 2020 annual meeting of shareholders

Age: 53

Other Public Company Boards: None

Mr. Rebholz is the Chief Executive Officer of the Company and served as Executive Vice President, Chief Financial Officer and Treasurer of the Company from 2007 through 2017. Mr. Rebholz is also an executive vice president of RMR LLC since January 2018 and served as a senior vice president of RMR LLC from 2007 through 2017. Previously, Mr. Rebholz served as the Company's Senior Vice President and Controller from January 2007 until November 2007. Prior to that time, he served as vice president and controller of TravelCenters of America, Inc., the Company's predecessor, since 2002, and as corporate controller of the Company's predecessor prior to that since 1997. Since 2017, Mr. Rebholz has been a director of NATSO, Inc., a not for profit trade association engaged in activities intended to support the travel center industry.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in, and knowledge of, the travel center industry;

•

role as the Company's Chief Executive Officer since January 2018 and, prior to that, as the Company's Chief Financial Officer for ten years, and demonstrated management ability;

•

knowledge of the Company's businesses and industries;

•

institutional knowledge earned through leadership positions with the Company;

•

experience as a director and officer of a national trade association focused on the advancement of travel center industry interests; and

•

qualifying as a Managing Director in accordance with the requirements of our LLC Agreement and Bylaws.

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Executive Officers

Andrew J. Rebholz

Chief Executive Officer since 2018

Age: 53

Mr. Rebholz has been the Company's Chief Executive Officer since 2018, in addition to being one of the Company's Managing Directors and having other experience as described above. Mr. Rebholz has been an executive vice president of RMR LLC since January 2018.

Barry A. Richards

President and Chief Operating Officer since 2018

Age: 65

Mr. Richards has been a senior vice president of RMR LLC since January 2018. Mr. Richards served as Executive Vice President of the Company from January 2010 through 2017. Previously, Mr. Richards served as the Company's Senior Vice President, Food Operations from March 2008 through December 2009, Vice President, Restaurants from September 2007 through February 2008 and as a Regional Vice President from January 2007 through August 2007. Prior to that time, he held various operations management positions with the Company's predecessor since 2000.

William E. Myers II

Executive Vice President, Chief Financial Officer and Treasurer since 2018

Age: 51

Mr. Myers has been a senior vice president of RMR LLC since January 2018. Mr. Myers previously served as the Company's Senior Vice President and Chief Accounting Officer since 2014 and prior to that as vice president, technical accounting and reporting of Eaton plc since 2010. Prior to that time, Mr. Myers was director of financial reporting at Whirlpool Corporation from 2007 to 2010.

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Mark R. Young

Executive Vice President and General Counsel since 2007

Age: 55

Mr. Young has been a senior vice president of RMR LLC since 2011. Previously, Mr. Young served as vice president of leasing and associate general counsel of RMR LLC from 2006 to 2007. Prior to that time, he served as assistant vice president and associate general counsel of RMR LLC since 2001. Prior to 2001, Mr. Young held various positions at CMGI, Inc., Staples, Inc., Wilmer, Cutler, Pickering, Hale and Dorr LLP and Sullivan & Worcester LLP.

Rodney Bresnahan

Executive Vice President since 2017

Age: 49

Mr. Bresnahan previously served as the Company's Senior Vice President, Store Operations since 2014 and as Vice President, Store Operations from 2011 to 2014. Prior to that time, Mr. Bresnahan held various operations management positions with the Company since 2007 and with the Company's predecessor since 1995.

John (Skip) T. McGary Jr.

Executive Vice President since 2018

Age: 59

Mr. McGary previously served as the Company's Senior Vice President, Truck Service since 2014. Prior to that time, Mr. McGary held positions as Senior Vice President, Retail Marketing from 2011 to 2014 and prior to that as Vice President, Truck Service since 2007. Prior to 2007, Mr. McGary served the Company's predecessor as a regional vice president, district manager, general manager and in a variety of other operations positions since 1982.

There are no family relationships among any of the Company's Directors or executive officers. The Company's executive officers serve at the discretion of the Board.

RMR LLC or its subsidiaries provide management services to public and private companies, including the Company, Government Properties Income Trust, Hospitality Properties Trust, Industrial Logistics Properties Trust, Select Income REIT, Senior Housing Properties Trust, Tremont Mortgage Trust, Five Star Senior Living Inc., Sonesta International Hotels Corporation and Affiliates Insurance Company. Government Properties Income Trust is a public real estate investment trust ("REIT") that primarily invests in properties that are majority leased to government tenants and office properties in the metropolitan Washington, D.C. market area that are leased to government and private sector tenants ("GOV"). Hospitality Properties Trust is a public REIT that owns hotels and travel centers ("HPT"). Industrial Logistics Properties Trust is a public REIT that owns industrial and logistics properties ("ILPT"). Select Income REIT is a public REIT that primarily owns net leased, single tenant properties ("SIR"). Senior

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Housing Properties Trust is a public REIT that primarily owns healthcare, senior living and medical office buildings ("SNH"). Tremont Mortgage Trust is a public REIT that focuses primarily on originating and investing in first mortgage loans secured by middle market and transitional CRE ("TRMT"). Five Star Senior Living Inc. is a public real estate based operating company in the healthcare and senior living services business ("FVE"). Sonesta International Hotels Corporation is a private company that operates and franchises hotels, resorts and cruise ships ("Sonesta"). Affiliates Insurance Company is a private Indiana insurance company ("AIC"). RMR LLC is a majority owned subsidiary of RMR Inc., a public company whose controlling shareholder is ABP Trust, which is controlled by its current sole trustee, Adam D. Portnoy, one of our Managing Directors, and to which RMR LLC provides management services. RMR Advisors LLC, a subsidiary of RMR LLC, is an SEC registered investment adviser to the RMR Real Estate Income Fund, which is an investment company registered under the Investment Company Act of 1940, as amended ("RIF"). Tremont Realty Advisors LLC, a subsidiary of RMR LLC, is an SEC registered investment adviser that provides investment advisory services to its investment advisory clients, which include TRMT, a private fund and separately managed accounts that invest in CRE debt, including secured mortgage debt and mezzanine financing opportunities. Tremont Realty Advisors LLC also provides management services to certain of its investment advisory clients, including originating, underwriting, closing and managing certain real estate loans or other real estate investments. Tremont Realty Advisors LLC, as an intermediary, also provides mortgage brokerage services, originating and arranging CRE loans for third parties who are not investment advisory clients. The foregoing entities may be considered to be affiliates of the Company.

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DIRECTOR COMPENSATION

The Compensation Committee is responsible for reviewing and determining the Common Share awards granted to Directors and making recommendations to the Board regarding cash compensation paid to Directors, in each case, for Board, committee and committee chair services. The Compensation Committee is also responsible for recommending to the Board the amount of any additional cash compensation payable to a Director for serving as the Board's liaison to the Company's Gaming Compliance Committee. Managing Directors do not receive cash compensation for their services as Directors but do receive Common Share awards for their Board service. The number of Common Shares awarded to each Managing Director for Board service is the same as the number awarded to each Independent Director.

All Directors receive compensation in Common Shares to align the interests of Directors with those of the Company's shareholders. To this end, the Company's Governance Guidelines codify our expectation that, subject to certain exemptions, each Director retain at least 50,000 Common Shares by the later of: (i) the date of the 2019 annual meeting of shareholders of the Company and (ii) five years from the annual meeting of shareholders of the Company at which the Director was initially elected or, if earlier, the first annual meeting of shareholders of the Company following the initial appointment of the Director to the Board.

In determining the amount and composition of our Directors' compensation, the Compensation Committee and the Board take various factors into consideration, including, but not limited to, the responsibilities of Directors generally, as well as for service on committees and as committee chairs, and the forms of compensation paid to directors or trustees by comparable companies, including the compensation of directors and trustees of other companies managed by RMR LLC or its subsidiaries. The Board reviews the Compensation Committee's recommendations regarding Director cash compensation and determines the amount of such compensation.

2017 Annual Director Compensation

In 2017, each Independent Director received an annual fee of $40,000 for services as a Director, plus a fee of $1,250 for each meeting attended. Up to two $1,250 fees were paid if a Board meeting and one or more Board committee meetings, or two or more Board committee meetings, were held on the same date. Each Independent Director and Managing Director received an award of 10,000 Common Shares in 2017.

Each Independent Director who served as a committee chair of the Board's Audit, Compensation or Nominating and Governance Committees received an additional annual fee of $20,000, $10,000 and $10,000, respectively. The Board liaison to the Company's Gaming Compliance Committee received an additional annual fee of $10,000. Directors were reimbursed for travel expenses they incurred in connection with their duties as Directors and for out of pocket costs they incurred in connection with their attending certain continuing education programs.

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The following table details the total compensation of the Directors for the year ended December 31, 2017 for services as a Director.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)

Barbara D. Gilmore	$70,000	$39,500	$—	$109,500
Lisa Harris Jones	85,000	39,500	—	124,500
Joseph L. Morea	78,750	39,500	—	118,250
Thomas M. O'Brien(3)(4)	—	39,500	—	39,500
Barry M. Portnoy(4)(5)	—	39,500	—	39,500

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Director in 2017, consisting of a $40,000 annual cash fee and each of Ms. Gilmore, Ms. Harris Jones and Mr. Morea earned an additional $10,000, $10,000 and $20,000, respectively, for service as a committee chair in 2017. In addition, Ms. Harris Jones earned $10,000 for her service as the Board's liaison to the Gaming Compliance Committee in 2017. Ms. Gilmore, Ms. Harris Jones and Mr. Morea earned an additional $20,000, $25,000 and $18,750, respectively, in fees for meetings attended in 2017.

(2)
Equals 10,000 Common Shares multiplied by the closing price of such shares on the award date, May 19, 2017. Amounts shown are also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards CodificationTM Topic 718, "Compensation—Stock Compensation" ("ASC 718") (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the grant). No assumptions were used in this calculation. All Common Share awards to Directors vested at the time the award was granted.

(3)
Mr. O'Brien served as a Managing Director of the Company until his retirement on December 31, 2017.

(4)
Managing Directors do not receive cash compensation for their services as Directors. The compensation of Mr. O'Brien for his services as President and Chief Executive Officer is described below under "Executive Compensation."

(5)
Mr. Barry M. Portnoy served as a Managing Director of the Company until his death on February 25, 2018. On March 15, 2018, Mr. Rebholz was elected to fill the resulting vacancy.

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CORPORATE GOVERNANCE

The Board is committed to corporate governance that promotes the long term interests of our shareholders. The Board has established Governance Guidelines that provide a framework for effective governance. The guidelines address matters such as general qualification standards for the Board, Director responsibilities, Board meetings and communications, Board committees, Director access to management and independent advisers, Director compensation and share ownership guidelines, Director orientation and continuing education, executive development and succession planning, related person transactions, annual performance evaluation of the Board and other matters. The Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

The governance section of our website makes available our corporate governance materials, including the Governance Guidelines, the charter for each Board committee, the Code and information about how to report matters directly to management, the Board or the Audit Committee. To access these documents on the Company's website, www.ta-petro.com, click on "For Investors" and then click on "Governance." In addition, instructions on how to obtain copies of the Company's corporate governance materials are included in the response to question 16 in the "Questions and Answers" section on page 13.

Board Leadership Structure

In accordance with our LLC Agreement and Bylaws, the Board is currently comprised of five Directors, including three Independent Directors and two Managing Directors. All Directors play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of our Directors is to exercise sound, informed and independent business judgment in overseeing the Company and its strategic direction. Our Directors are skilled and experienced leaders and currently serve or have served as directors or members of senior management in public, private for profit and nonprofit organizations and law firms. Our Directors may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisors. The Board is small, which facilitates informal discussions and communication from management to the Board and among Directors.

We do not have a Chairman of the Board or a lead Independent Director. One or more of the Company's executive officers regularly attend Board and Board committee meetings, as does our Director of Internal Audit. Other officers of the Company may also sometimes attend Board and Board committee meetings as, on occasion, may officers of RMR LLC, in each case, at the invitation of the Board or Board committees. Special meetings of the Board may be called at any time by written request to our Secretary of a majority of our Directors then in office. Our Managing Directors, in consultation with the Company's management and the Director of Internal Audit, set the agenda for Board meetings. Other Directors may suggest agenda items. Discussions at Board meetings are led by the Managing Director or Independent Director who is most knowledgeable on a subject.

Pursuant to the Company's Governance Guidelines, the Company's Independent Directors are expected to meet in regularly scheduled meetings at which only Independent Directors are present. It is expected that these executive sessions may occur at least twice per year. Our Independent Directors also meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors. The presiding Director for purposes of leading Independent Director sessions is the Chair of the Audit Committee, unless the Independent Directors determine otherwise.

In 2017, the Board held seven meetings. In 2017, each then Director attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served. All of the then Directors attended last year's annual meeting of shareholders. The Company's policy with respect to Board members' attendance at meetings of the Board and annual meetings of shareholders can be found

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in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.ta-petro.com.

Independence of Directors

Under the corporate governance listing standards of the Nasdaq, the Board must consist of a majority of Independent Directors. To be considered independent:

  •
  a director must not have a disqualifying relationship, as defined in the corporate governance section of the Nasdaq rules; and

  •
  the Board must affirmatively determine that the director otherwise has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To facilitate the director independence assessment process, the Board has adopted written Governance Guidelines as described below.

Our LLC Agreement and Bylaws also require that a majority of the Board be Independent Directors. Under our LLC Agreement and Bylaws, Independent Directors are Directors who are not employees of the Company or RMR LLC, who are not involved in the Company's day to day activities and who meet the qualifications of independent directors under the applicable rules of the Nasdaq and the SEC.

The Board affirmatively determines whether Directors have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Directors or directors of the Company's subsidiaries. In making independence determinations, the Board observes the Nasdaq and SEC criteria, as well as the criteria set forth in our LLC Agreement and Bylaws. When assessing a Director's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Director's standpoint, but also from that of the persons or organizations with which the Director has an affiliation. Based on this review, the Board has determined that Barbara D. Gilmore, Lisa Harris Jones and Joseph L. Morea currently qualify as independent directors under applicable Nasdaq and SEC criteria and as Independent Directors under our LLC Agreement and Bylaws. In making these independence determinations, the Board reviewed and discussed additional information provided by the Directors and the Company with regard to each of the Directors' relationships with the Company, RMR Inc. or RMR LLC and the other companies to which RMR LLC or its subsidiaries provide management and advisory services. The Board has concluded that none of these three Directors possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Director or that could otherwise be a direct or indirect material relationship under applicable Nasdaq and SEC standards.

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Board Committees

The Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. The Audit Committee, Compensation Committee and Nominating and Governance Committee have each adopted a written charter, which is available on the Company's website, www.ta-petro.com, by clicking on "For Investors" and then clicking on "Governance." Shareholders may also request copies free of charge by writing to Investor Relations, TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Our Audit Committee, Compensation Committee and Nominating and Governance Committee are comprised entirely of Independent Directors and an Independent Director serves as Chair of each committee. The Director of Internal Audit, with the assistance of Company management, proposes the agenda for committee meetings under the oversight and direction of the Committee Chairs. Additionally, the charter of each of our Audit Committee, Compensation Committee and Nominating and Governance Committee provides that the committee may form and delegate authority to subcommittees of one or more members when appropriate. Subcommittees are subject to the provisions of the applicable committee's charter. Additional information about the committees is provided below.

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Audit Committee

Joseph L. Morea Committee Chair

"The Audit Committee is dedicated to maintaining the integrity of the Company's financial reporting; monitoring and mitigating the Company's financial risk exposure; selecting, assessing the independence and performance of, and working productively with, the Company's independent auditors; overseeing and collaborating with the Company's internal audit function; and monitoring the Company's legal and regulatory compliance."

Additional Committee Members: Barbara D. Gilmore and Lisa Harris Jones
Meetings Held in 2017: 7

Purpose and Primary Responsibilities:
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The purpose of the Audit Committee is to assist the Board in fulfilling its responsibilities for oversight of: (1) the Company's accounting and financial reporting processes; (2) the audits of the Company's financial statements and internal control over financial reporting; (3) the Company's compliance with legal and regulatory requirements; and (4) the Company's internal audit function generally. The Audit Committee takes a leading role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. Under its charter, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight, and the evaluation of the qualifications, performance and independence, of the Company's independent auditor and the resolution of disagreements between management and the independent auditor regarding financial reporting. The Audit Committee reviews the overall audit scope and plans of the audit with the independent auditor. The independent auditor reports directly to the Audit Committee. The Audit Committee also has final authority and responsibility for the appointment and assignment of duties to the Director of Internal Audit. The Audit Committee also reviews with management and the independent auditors the Company's quarterly reports on Form 10-Q, annual reports on Form 10-K and earnings releases. The Audit Committee reviews and assesses the adequacy of its charter at least annually and, when appropriate, recommends changes to the Board. A member of the Audit Committee is designated to serve as liaison to the Company's Gaming Compliance Committee.

Independence:
Each member of the Audit Committee meets the independence requirements of the Nasdaq, the Exchange Act and the Company's Governance Guidelines.

Financial Literacy and Expert:
Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The Board has determined that Mr. Morea is the Audit Committee's "financial expert" and is independent as defined by the rules of the SEC and the Nasdaq. The Board's determination that Mr. Morea is a financial expert was based on his: (i) experience in and knowledge of the investment banking industry and public capital markets; (ii) experience in capital raising and strategic business transactions; (iii) experience as a public company director and board committee member; and (iv) previous employment as a certified public accountant.

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Compensation Committee

Barbara D. Gilmore Committee Chair

"The Compensation Committee regularly evaluates the Company's compensation practices and considers the incentives and risks associated with the Company's compensation practices."

Additional Committee Members: Lisa Harris Jones and Joseph L. Morea
Meetings Held in 2017: 5

Purpose and Primary Responsibilities:
The purpose of the Compensation Committee is to discharge directly, or assist the Board in discharging, its responsibilities related to: (1) the evaluation of the performance and compensation of the Chief Executive Officer, the President, the Chief Financial Officer and any other executive officer of the Company, the Director of Internal Audit of the Company and the business management services provider to the Company; (2) the compensation of the Directors; and (3) the approval, evaluation and administration of any equity compensation plans of the Company. Under its charter, the Compensation Committee is responsible for the determination and approval of any compensation payable by the Company to the Chief Executive Officer, the President, the Chief Financial Officer and any other senior executive of the Company who is also an officer of the business management services provider to the Company and any equity based compensation and the determination and recommendation to the Board of any cash compensation payable to any other senior executive of the Company. The Compensation Committee is also responsible for the evaluation and recommendation to the Board of the cash compensation payable by the Company to the Directors for Board and committee service and the annual evaluation of the performance of the Director of Internal Audit and the determination of his or her compensation. In addition, the Compensation Committee is responsible for the annual review of any business management agreement of the Company with the business management services provider to the Company, the proposal and approval of amendments to or termination of any business management agreement of the Company with any such provider to the Company and the review of amounts payable by the Company under any such management agreements.

Independence:
Each member of the Compensation Committee meets the independence requirements of the Nasdaq, the Exchange Act and the Company's Governance Guidelines.

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Nominating and Governance Committee

Lisa Harris Jones Committee Chair

"The Nominating and Governance Committee regularly evaluates the Board's leadership structure and corporate governance to promote the best long term interests of the Company."

Additional Committee Members: Barbara D. Gilmore and Joseph L. Morea
Meetings Held in 2017: 3

Purpose and Primary Responsibilities:
The principal purposes of the Nominating and Governance Committee are: (1) to identify individuals qualified to become Board members, consistent with criteria approved by the Board, and to recommend candidates to the entire Board for nomination or selection as Board members for each annual meeting of shareholders (or special meeting of shareholders at which Directors are to be elected) or when vacancies occur; (2) to perform certain assessments of the Board and Company management; and (3) to develop and recommend to the Board a set of governance principles applicable to the Company. Under its charter, the Nominating and Governance Committee is also responsible for overseeing the evaluation of Company management to the extent not overseen by the Compensation Committee or another committee of the Board.

Independence:
Each member of the Nominating and Governance Committee meets the independence requirements of the Nasdaq, the Exchange Act and the Company's Governance Guidelines.

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Board Oversight of Risk

The Board is elected by shareholders to oversee the Company's business and long term strategy. As part of fulfilling its responsibilities, the Board oversees the safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations. Inherent in these responsibilities is the Board's understanding and oversight of the various risks facing the Company. The Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of the Company's business strategy.

Oversight of Risk

  •
  The Board oversees risk management.

  •
  Board committees play significant roles in carrying out the risk oversight function.

  •
  Management implements risk management and RMR LLC and the Company's Director of Internal Audit help management evaluate and implement risk management.

The Board oversees risk as part of its general oversight of the Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Company is conducted by management, and management implements risk management in its activities. The Company's Director of Internal Audit provides the Company advice and assistance with the Company's risk management function.

In discharging their oversight responsibilities, the Board and Board committees review regularly a wide range of reports provided to them by management, RMR LLC and other service providers, including:

  •
  reports on market and industry conditions;

  •
  operating and regulatory compliance reports;

  •
  financial reports;

  •
  reports on risk management activities;

  •
  regulatory and legislative updates that may impact the Company;

  •
  reports on the security of the Company's information technology processes and the Company's data; and

  •
  legal proceedings updates and reports on other business related matters.

The Board and Board committees discuss these matters among themselves and with representatives of RMR LLC, management of the Company, the Director of Internal Audit, counsel and the Company's independent auditors.

The Audit Committee takes a leading role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. The Audit Committee meets at least quarterly and reports its findings to the Board. The Board and Audit Committee review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal control over financial reporting. The Audit Committee also reviews annually, approves and oversees an internal audit plan developed by the Company's Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes. The Audit Committee also meets periodically with the Company's Director of Internal Audit to review the results of the Company's internal audits, and directs or recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of the Company's risk management.

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The Compensation Committee evaluates the performance of the Company's Director of Internal Audit and RMR LLC's performance under the Company's business management agreement, including any perceived risks created by compensation arrangements. Also, the Compensation Committee and the Board consider that the Company has a share award program that requires share awards to executive officers to vest over a period of years. The Company believes that the use of share awards vesting over time rather than stock options mitigates the incentives for the Company's management to undertake undue risks and encourages management to make longer term and appropriately risk balanced decisions.

It is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in our Annual Report. The risks described in the Annual Report are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Shareholder Engagement

Shareholders may effectively communicate a point of view to the Board in a number of ways, including:

  •
  recommending candidates for election to the Board;

  •
  participating in the advisory vote to approve executive compensation;

  •
  participating in the advisory vote on the frequency of future advisory votes to approve executive compensation;

  •
  directing communications to individual Directors or the entire Board; and

  •
  attending the annual meeting of shareholders.

Communication with the Board

The Board has established a process to facilitate communication by shareholders and other interested parties with Directors. Communications should be addressed to Directors in care of the Secretary, TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@ta-petro.com.

Code of Business Conduct and Ethics

The Company has adopted the Code to, among other things, provide guidance to our and our subsidiaries' directors, officers and employees and RMR LLC, its officers and employees and its parent's and subsidiaries' directors, officers and employees to ensure compliance with applicable laws and regulations.

The Company's shareholders, Directors, executive officers and persons involved in the Company's business can ask questions about the Code and other ethics and compliance issues, or report potential violations as follows: by writing to the Director of Internal Audit at TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458; by calling toll free (844) 403-4961; by emailing Internal.Audit@ta-petro.com; or by filling out a report by visiting the Company's website, www.ta-petro.com, clicking on "For Investors," then clicking on "Governance" and then clicking on "Report Human Resources, Auditing, Accounting and Financial Reporting or Code of

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Business Conduct and Ethics Complaints or Concerns." We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of our Code that apply to the principal executive officer, principal financial officer or controller, or persons performing similar functions, by posting such information on our website.

Director Share Ownership Policy

All Directors receive compensation in Common Shares to align the interests of Directors with those of the Company's shareholders. The Company's Governance Guidelines codify our expectation that, subject to certain exemptions, each Director retain at least 50,000 Common Shares by the later of: (i) the date of the 2019 annual meeting of shareholders of the Company and (ii) five years from the annual meeting of shareholders of the Company at which the Director was initially elected or, if earlier, the first annual meeting of shareholders of the Company following the initial appointment of the Director to the Board.

Trading Policies

Pursuant to the Company's insider trading policy, Directors and executive officers are required to obtain pre-approval from at least two designated individuals before trading or agreeing to trade in, including by entering into a share trading plan such as a 10b5-1 trading plan, with respect to any Company security.

The Company's insider trading policy generally prohibits (i) the Company's Directors and officers, (ii) the directors and officers of the Company's subsidiaries, (iii) RMR Inc. and its directors and officers, (iv) other employees of the Company and its subsidiaries and (v) RMR LLC and its officers and employees, to the extent they are involved in RMR LLC's services to the Company, from, directly or indirectly through family members or others, purchasing or selling Common Shares or the Company's other equity or debt securities while in possession of material, non-public information concerning the Company. Similar prohibitions also apply to trading in the securities of RMR Inc. and the other public companies to which RMR LLC provides management or advisory services on the basis of material, non-public information learned in the course of performing services for those companies.

Sustainability

The Company's business strategy incorporates and values environmental sustainability principles. The Company seeks to operate its business in a manner that improves the environmental efficiency of the Company's operations. The Company regularly considers ways to improve the Company's internal culture and the communities in which it operates. The Company's environmental sustainability and community engagement strategies focus on a complementary set of objectives, including the following:

  •
  Environmental Stewardship: The Company seeks to improve the environmental footprint of its properties, including by reducing energy consumption and water usage at the Company's properties, especially when doing so may reduce operating costs and improve the properties' competitive positions.

  •
  Corporate Citizenship: The Company seeks to be a responsible corporate citizen and to strengthen the communities in which it owns properties. The Company regularly encourages the Company's employees to engage in a variety of charitable and community programs, including participation in an annual nationwide fundraising effort benefiting the St. Christopher Truckers Relief Fund.

To learn more about the Company's sustainability initiatives, visit www.rmrgroup.com/corporate-sustainability.

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Executive Compensation Policies

See the "Compensation Discussion and Analysis" beginning on page 49 for a detailed discussion of the Company's executive compensation program.

Shareholder Nominations and Other Proposals

Director Nominations and Shareholder Proposals for the 2019 Annual Meeting of Shareholders: In order for a shareholder to propose a nominee for election to the Board or propose business outside of Rule 14a-8 under the Exchange Act at the 2019 annual meeting of shareholders, the shareholder must comply with the advance notice and other requirements set forth in our LLC Agreement and Bylaws, which include, among other things, requirements as to the shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

Deadline to Submit Nominations and Proposals for the 2019 Annual Meeting of Shareholders under our LLC Agreement and Bylaws: To be timely, shareholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2019 annual meeting of shareholders must be received by the Company's Secretary at the Company's principal executive offices, in accordance with the requirements of our LLC Agreement and Bylaws, not later than 5:00 p.m., Eastern time, on November 16, 2018 and not earlier than October 17, 2018; provided, that, if the date of the 2019 annual meeting of shareholders is more than 30 days earlier or later than May 23, 2019, then a shareholder's notice must be so delivered not later than 5:00 p.m., Eastern time, on the tenth day following the earlier of the day on which (i) notice of the date of the 2019 annual meeting of shareholders is mailed or otherwise made available or (ii) public announcement of the date of the 2019 annual meeting of shareholders is first made by the Company.

Deadline to Submit Proposals for the 2019 Annual Meeting of Shareholders for Purposes of Rule 14a-8: Shareholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at the Company's principal executive offices on or before November 16, 2018 in order to be eligible to be included in the proxy statement for the 2019 annual meeting of shareholders; provided, that, if the date of the 2019 annual meeting of shareholders is more than 30 days before or after May 23, 2019, such a proposal must be submitted within a reasonable time before the Company begins to print its proxy materials. Under Rule 14a-8, the Company is not required to include shareholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met.

The foregoing description of the requirements for a shareholder to propose a nomination for election to the Board at an annual meeting of shareholders or other business for consideration at an annual meeting of shareholders is only a summary and is not a complete listing of all requirements. Copies of our LLC Agreement and Bylaws, including the requirements for shareholder nominations and other proposals, may be obtained by writing to the Company's Secretary at TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website, www.sec.gov. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions.

Related Person Transactions

The descriptions of agreements in this "Related Person Transactions" section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to the Annual Report.

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) the Company was, is or will be a participant,

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(ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time since January 1, 2017 was:

  •
  a Director, a nominee for Director or an executive officer of the Company;

  •
  known to the Company to be the beneficial owner of more than 5% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

The Company has adopted written Governance Guidelines that describe the consideration and approval of related person transactions. Under these Governance Guidelines, the Company may not enter into a transaction in which any Director or executive officer, any member of the immediate family of any Director or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Directors, even if the disinterested Directors constitute less than a quorum. If there are no disinterested Directors, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Directors. In determining whether to approve or ratify a transaction, the Board, or disinterested Directors or Independent Directors, as the case may be, also act in accordance with any applicable provisions of the Company's LLC Agreement and Bylaws and consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to the Company. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Directors or otherwise in accordance with the Company's policies, LLC Agreement and Bylaws, each as described above. In the case of transactions with the Company by employees of the Company who are not Directors or executive officers of the Company, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of the Company's Governance Guidelines and the Code are available on the Company's website, www.ta-petro.com.

Certain Related Person Transactions

Relationship with HPT. The Company was a 100% owned subsidiary of HPT until HPT distributed the Common Shares it then owned to its shareholders in 2007. The Company is HPT's largest tenant and HPT is the Company's principal landlord and largest shareholder. As of December 31, 2017, HPT owned 3,420,000 Common Shares, representing approximately 8.6% of the outstanding Common Shares.

One of the Company's Managing Directors, Adam D. Portnoy, is a current managing trustee of HPT, and his father, Barry M. Portnoy, served as a managing trustee of HPT until his death on February 25, 2018. Ethan S. Bornstein, Adam D. Portnoy's brother-in-law, is an executive officer of HPT. Thomas M. O'Brien, who served as one of the Company's Managing Directors and the Company's President and Chief Executive Officer until December 31, 2017, was a former executive officer of HPT. RMR LLC provides management services to both the Company and HPT.

Spin-Off Transaction Agreement. In connection with the Company's spin-off from HPT in 2007, the Company entered a transaction agreement with HPT and RMR LLC, pursuant to which the Company granted HPT a right of first refusal to purchase, lease, mortgage or otherwise finance any interest the

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Company owns in a travel center before it sells, leases, mortgages or otherwise finances that travel center to or with another party, and the Company granted HPT and any other company to which RMR LLC provides management services a right of first refusal to acquire or finance any real estate of the types in which HPT or such other companies invest before the Company does. The Company also agreed that for so long as the Company is a tenant of HPT the Company will not permit: the acquisition by any person or group of beneficial ownership of 9.8% or more of the Company's voting shares or the power to direct the Company's management and policies or any of its subsidiary tenants or guarantors under its leases with HPT; the sale of a material part of the Company's assets or of any such tenant or guarantor; or the cessation of certain of our Directors to continue to constitute a majority of the Board or any such tenant or guarantor. Also, the Company agreed not to take any action that might reasonably be expected to have a material adverse impact on HPT's ability to qualify as a REIT and to indemnify HPT for any liabilities it may incur relating to the Company's assets and business.

HPT Leases. As of December 31, 2017, the Company leased from HPT a total of 199 properties under five leases, four of which the Company refers to as the "TA Leases" and one of which the Company refers to as the "Petro Lease," and which the Company refers to collectively as the "HPT Leases." The number of properties leased, the terms, the minimum annual rent and deferred rent balances owed by the Company under the HPT Leases as of December 31, 2017 were as follows (dollar amounts in thousands):

	Number of Properties	Initial Term End(1)	Minimum Annual Rent as of December 31, 2017	Deferred Rent(2)

TA Lease 1	40	December 31, 2029	$52,763	$27,421
TA Lease 2	40	December 31, 2028	53,681	29,107
TA Lease 3	39	December 31, 2026	54,006	29,324
TA Lease 4	40	December 31, 2030	52,290	21,233
Petro Lease	40	June 30, 2032	69,527	42,915
	199		$282,267	$150,000

(1)
The Company has two renewal options of 15 years each under each of the HPT Leases.

(2)
Pursuant to a rent deferral agreement with HPT, the Company previously deferred as of December 31, 2010, a total of $150.0 million of rent payable by the Company, which remained outstanding as of December 31, 2017. This deferred rent obligation was allocated among the HPT Leases and is due at the end of the respective initial term end dates for the TA Leases noted above. Deferred rent for the Petro Lease is due and payable on June 30, 2024. Deferred rent is subject to acceleration at HPT's option upon an uncured default by, or a change in control of, the Company.

The HPT Leases are "triple net" leases that require the Company to pay all costs incurred in the operation of the leased properties, including costs related to personnel, utilities, inventory, acquisition and provision of services to customers, insurance, real estate and personal property taxes, environmental related expenses, underground storage tank removal costs and ground lease payments at those properties at which HPT leases the property and subleases it to the Company. The Company is also generally required to indemnify HPT for certain environmental matters and for liabilities that arise during the terms of the leases from ownership or operation of the leased properties and, at lease expiration, the Company is required to pay an amount equal to an estimate of the cost of removing underground storage tanks on the leased properties. The HPT Leases require the Company to maintain the leased properties, including structural and non-structural components.

The Company recognized rent expense of approximately $264.6 million for the year ended December 31, 2017 under the HPT Leases.

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In addition to the payment of minimum annual rent, the TA Leases provide for payment to HPT of percentage rent based on increases in total nonfuel revenues over base year levels (3% of nonfuel revenues above 2015 nonfuel revenues) and the Petro Lease provides for payment to HPT of percentage rent based on increases in total nonfuel revenues over base year levels (3% of nonfuel revenues above 2012 nonfuel revenues). The total amount of percentage rent that the Company incurred during the year ended December 31, 2017 was approximately $2.2 million.

Under the HPT Leases, the Company may request that HPT purchase approved amounts of renovations, improvements and equipment at the leased properties in return for increases in the Company's minimum annual rent according to the following formula: the minimum annual rent will be increased by an amount equal to the amount paid by HPT multiplied by the greater of (i) 8.5% or (ii) a benchmark U.S. Treasury interest rate plus 3.5%. During the year ended December 31, 2017, we sold to HPT approximately $84.6 million of improvements that the Company previously made to properties leased from HPT, and, as a result, the Company's minimum annual rent payable to HPT increased by approximately $7.2 million. At December 31, 2017, the Company's property and equipment balance included approximately $16.4 million of improvements of the type that the Company typically requests that HPT purchase for an increase in minimum annual rent; however, HPT is not obligated to purchase these improvements.

On September 25, 2017, HPT purchased land and improvements that HPT previously leased from a third party and subleased to the Company. Effective as of that date, the Company's rent due to that third party pursuant to the terms of the sublease with HPT ceased. Also on that date, the Company and HPT amended its lease to reflect a direct lease from HPT of that land and those improvements and to increase the Company's minimum annual rent due to HPT by approximately $0.7 million, which was 8.5% of HPT's investment.

On June 1, 2015, the Company entered into a transaction agreement with HPT pursuant to which, as amended, the Company agreed to, among other things, sell to, and lease back from, HPT four travel centers owned by the Company and under development. On May 3, 2017, the Company sold to and leased back from HPT the one remaining development property for approximately $27.6 million.

On August 13, 2013, the travel center located in Roanoke, VA that the Company leased from HPT was taken by eminent domain proceedings brought by the Virginia Department of Transportation ("VDOT") in connection with planned highway construction. In January 2014, HPT received proceeds from VDOT of approximately $6.2 million, which is a substantial portion of VDOT's estimate of the value of the property, and, as a result, the minimum annual rent payable by the Company to HPT under the then applicable lease was reduced by approximately $0.5 million effective January 6, 2014. HPT challenged VDOT's estimate of the property's value and engaged in mediation. Following the mediation, VDOT agreed to pay, and HPT agreed to accept, the sum of $7.2 million as full payment for VDOT's acquisition of the travel center. In 2017, VDOT subsequently made payment to HPT of $1.03 million, representing the agreed settlement less amounts previously paid to HPT (exclusive of interest). After deducting from this payment the Company's and HPT's share of third party costs and expenses incurred in connection with the challenge of VDOT's initial valuation of the property, the Company and HPT will allocate and apply any remaining amount of the $1.03 million as set forth in the lease.

Relationships with RMR LLC and Others Related to It. The Company has relationships and historical and continuing transactions with RMR LLC, RMR Inc. and others related to them. RMR LLC is a majority owned subsidiary of RMR Inc. One of the Company's Managing Directors, Adam D. Portnoy, is a managing director and an officer and, as the current sole trustee of ABP Trust, is the controlling shareholder of RMR Inc. and is an officer of RMR LLC. Adam D. Portnoy as the current sole trustee of ABP Trust, beneficially owns all the class A membership units of RMR LLC. Barry M. Portnoy served as a Managing Director of the Company and a director and an officer of RMR Inc. and an officer of RMR LLC until his death on February 25, 2018. Andrew J. Rebholz, one of the Company's Managing Directors and the Company's Chief Executive Officer, Barry A. Richards, the Company's President and Chief Operating Officer, William E. Myers, the Company's Executive Vice President, Chief Financial Officer and Treasurer, and Mark R. Young, the Company's Executive Vice President and General Counsel, are officers and

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employees of RMR LLC. Thomas M. O'Brien, who served as one of the Company's Managing Directors and the Company's President and Chief Executive Officer until December 31, 2017, was also an officer and an employee of RMR LLC until December 31, 2017. RMR LLC provides management services to HPT and HPT's executive officers are officers and employees of RMR LLC. The Company's Independent Directors also serve as independent directors or independent trustees of other companies to which RMR LLC or its subsidiaries provide management services. Adam D. Portnoy serves as a managing director or managing trustee of almost all of the public companies to which RMR or its subsidiaries provide management services and, until his death, Barry M. Portnoy served as a managing director or managing trustee of all of those companies. In addition, officers of RMR LLC and RMR Inc. serve as the Company's officers and officers of other companies to which RMR LLC or its subsidiaries provide management services.

Because at least 80% of Messrs. O'Brien's, Rebholz's and Young's business time was devoted to services to the Company during 2017, 80% of Messrs. O'Brien's, Rebholz's and Young's total cash compensation (that is, the combined base salary and cash bonus paid by the Company and RMR LLC) was paid by the Company and the remainder was paid by RMR LLC. Messrs. Rebholz and Young, and Messrs. Richards and Myers as of January 1, 2018, are also eligible to participate in certain RMR LLC benefit plans and to receive share awards from RMR Inc. and other companies to which RMR LLC or its subsidiaries provide management services. The Company believes the compensation it paid to these officers reasonably reflected their division of business time and efforts; however, periodically, these individuals may divide their business time and efforts differently than they do currently and their compensation from the Company may become disproportionate to this division.

On November 29, 2017, the Company and RMR LLC entered into a retirement agreement with Mr. O'Brien in connection with his retirement as the Company's President and Chief Executive Officer and as one of the Company's Managing Directors effective as of December 31, 2017. Under his retirement agreement, (i) Mr. O'Brien agreed to continue as an employee of the Company until June 30, 2018 in order to assist in transitioning his duties and responsibilities to his successor, (ii) consistent with past practice, the Company will continue to pay Mr. O'Brien his current annual base salary of $300,000 until June 30, 2018 and the Company paid Mr. O'Brien a cash bonus in respect of 2017 in the amount of $2,060,400 in December 2017 and (iii) in lieu of any Common Share grants for his 2017 service, the Company paid Mr. O'Brien an additional cash payment in the amount of $475,000 to Mr. O'Brien in December 2017. Subject to the satisfaction of certain conditions, after his retirement from the Company on June 30, 2018, the Company will make an additional cash payment to Mr. O'Brien in the amount of $1,505,200 and fully accelerate the vesting of any then unvested Common Shares previously awarded to Mr. O'Brien. The retirement agreement does not entitle Mr. O'Brien to any additional share awards from the Company.

Pursuant to his retirement agreement, Mr. O'Brien granted to the Company, or its nominee, a right of first refusal in the event he determines to sell any of his shares of the Company, pursuant to which the Company may elect during a specified period to purchase those shares at the average closing price per share for the ten trading days preceding the date of his written notice to the Company of his intent to sell. In the event that the Company declines to exercise its purchase right, RMR LLC may elect to purchase such shares at the price offered to the Company. Mr. O'Brien also agreed that, as long as he owns shares in the Company, he will vote those shares at shareholders' meetings in favor of nominees for director and proposals recommended by the Board.

Mr. O'Brien's retirement agreement contains other terms and conditions, including cooperation, confidentiality, non-solicitation, non-competition and other covenants, and a waiver and release. Mr. O'Brien's retirement agreement also contains certain terms relating to RMR LLC and other companies to which RMR LLC or its subsidiaries provide management services.

The Company has a business management agreement with RMR LLC to provide management services to the Company, which relates to various aspects of the Company's business generally, including, but not limited to, services related to compliance with various laws and rules applicable to the Company's status

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as a public company, advice and supervision with respect to the Company's travel centers, site selection for properties on which new travel centers may be developed, identification of, and purchase negotiation for, travel center and convenience store properties and companies, accounting and financial reporting, capital markets and financing activities, investor relations and general oversight of the Company's daily business activities, including legal matters, human resources, insurance programs, management information systems and the like. Until July 31, 2017, the Company also had a property management agreement under which RMR LLC provided building management services to the Company for its headquarters building. These current and former management agreements are described below, see "—Management Agreements with RMR LLC."

Management Agreements with RMR LLC. RMR LLC provides business management services to the Company pursuant to a business management agreement. Under the Company's business management agreement, it pays RMR LLC an annual business management fee equal to 0.6% of the sum of the Company's fuel gross margin (which is the Company's fuel revenues less its fuel cost of goods sold) plus its total nonfuel revenues. The fee is payable monthly based on the prior month's margins and revenues. The Company recognized aggregate fees of approximately $14.0 million for 2017 under the business management agreement.

The current term of the Company's business management agreement with RMR LLC ends on December 31, 2018, and automatically renews for successive one year terms unless the Company or RMR LLC gives notice of non-renewal before the end of an applicable term. RMR LLC may terminate the business management agreement upon 120 days' written notice, and the Company has the right to terminate the business management agreement upon 60 days' written notice, subject to approval by a majority vote of the Company's Independent Directors. If the Company terminates or does not renew the business management agreement other than for cause, as defined, the Company is obligated to pay RMR LLC a termination fee equal to 2.875 times the annual base management fee and the annual internal audit services expense, which amounts are based on averages during the 24 consecutive calendar months prior to the date of notice of termination or non-renewal.

Until July 31, 2017, the Company had a property management agreement with RMR LLC under which RMR LLC provided building management services to the Company for its headquarters building. The Company paid RMR LLC aggregate fees and expenses of approximately $0.08 million for property management services at its headquarters building for 2017.

Expense Reimbursement. Pursuant to the Company's business management agreement, the Company is generally responsible for all of its expenses and certain expenses incurred by RMR LLC on its behalf. RMR LLC also provides internal audit services to the Company in return for its share of the total internal audit costs incurred by RMR LLC for the Company and other public companies to which RMR LLC or its subsidiaries provide management services, which amounts are subject to approval by the Compensation Committee. The Audit Committee appoints the Company's Director of Internal Audit and its Compensation Committee approved the internal audit costs incurred by RMR LLC. The share of RMR LLC's costs of providing this internal audit function was approximately $0.3 million for the year ended December 31, 2017. These allocated costs are in addition to the business management fees paid to RMR LLC.

Vendors. Pursuant to the Company's business management agreement, RMR LLC may from time to time negotiate on the Company's behalf with certain third party vendors and suppliers for the procurement of goods and services to the Company. As part of this arrangement, the Company may enter into agreements with RMR LLC and other companies to which RMR LLC provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers. In addition, RMR LLC has agreed to provide certain transition services to the Company for 120 days following termination by the Company or notice of termination by RMR LLC.

Share Awards to RMR LLC Employees. The Company has historically granted share awards to certain RMR LLC employees under the Company's equity compensation plans who are not also Directors, officers or employees of the Company. During the year ended December 31, 2017, the Company granted

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annual share awards of 67,000 Common Shares to such persons. Those grants had an aggregate value of approximately $0.3 million, based upon the closing price of the Common Shares on the Nasdaq on the date of grant. One fifth of those share awards vested on the grant date and one fifth vests on each of the next four anniversaries of the grant date. These share awards granted to such RMR LLC employees are in addition to the fees the Company pays to RMR LLC and the Company's share awards to its Directors, officers and employees. In 2017, the Company purchased 272,000 Common Shares, at the closing price of the Common Shares on the Nasdaq on the date of purchase, from certain of the Company's officers and employees and other officers and employees of RMR LLC in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of Common Shares.

On occasion, the Company has entered into arrangements with former employees of RMR LLC in connection with the termination of their employment with RMR LLC, providing for the acceleration of vesting of Common Share awards previously granted to them under the Company's equity compensation plan. Additionally, each of the Company's then President and Chief Executive Officer, Executive Vice President, Chief Financial Officer and Treasurer and Executive Vice President and General Counsel during 2017 received share awards from RMR Inc. and other companies to which RMR LLC or its subsidiaries provide management services, including HPT, in their capacities as officers of RMR LLC.

Other. RMR LLC conducts a Leadership Development Program for which certain of its employees take part in a two year rotational program, working at each of the Company, RMR LLC and certain other companies to which RMR LLC or its subsidiaries provide management services. The employee remains on RMR LLC's payroll during this rotational program and the Company reimburses RMR LLC for the applicable employee costs for the period of time that the employee works for the Company. The amount recognized as expense for these costs for the year ended December 31, 2017 was approximately $0.1 million.

The Company has in the past held, and likely will in the future hold, business meetings at hotels operated by Sonesta, which is owned in part by one of the Company's Managing Directors, Adam D. Portnoy, and the remainder was owned by Barry M. Portnoy until his death, and which manages certain hotels owned by HPT, and the Company's Directors, officers and employees have in the past stayed, and are likely in the future to stay, overnight at hotels operated by Sonesta when traveling for Company business. The Company pays Sonesta for the use of meeting space and related services and pays Sonesta or reimburses the Company's Directors, officers and employees for the costs of these hotel stays.

Relationship with AIC. The Company, HPT and five other companies to which RMR LLC provides management services currently own AIC, an Indiana insurance company, in equal amounts and are parties to a shareholders agreement regarding AIC.

All of the Company's Directors, other than Mr. Rebholz, and almost all of the trustees and directors of the other AIC shareholders currently serve on the board of directors of AIC. RMR LLC provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC. Pursuant to this agreement, AIC pays to RMR LLC a service fee equal to 3.0% of the total annual net earned premiums payable under then active policies issued or underwritten by AIC or by a vendor or an agent of AIC on its behalf or in furtherance of AIC's business.

The Company and the other AIC shareholders participate in a combined property insurance program arranged and insured or reinsured in part by AIC. The Company paid aggregate annual premiums, including taxes and fees, of approximately $1.7 million in connection with this insurance program for the policy year ending June 30, 2018, which amount may be adjusted from time to time as the Company acquires or disposes of properties that are included in this insurance program.

Directors' and Officers' Liability Insurance. The Company, RMR Inc., RMR LLC and certain other companies to which RMR LLC or its subsidiaries provide management services, including HPT, participate in a combined directors' and officers' liability insurance policy. This combined policy expires in September 2018. The Company paid an aggregate premium of approximately $0.2 million for this policy.

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Relationship with PTP. Petro Travel Plaza Holdings LLC ("PTP") is a joint venture between the Company and Tejon Development Corporation that owns two travel centers, three convenience stores and one standalone restaurant in California. The Company owns a 40% interest in PTP and until December 31, 2017, Thomas M. O'Brien, one of the Company's then Managing Directors, served as an officer of PTP. The Company operates the two travel centers, three convenience stores and one standalone restaurant PTP owns for which the Company receives management and accounting fees, which totaled $1.5 million for 2017. The Company recognized income of approximately $4.0 million during 2017, related to this investment, which is separate from and in addition to the management and accounting fees the Company earned.

The foregoing descriptions of the Company's agreements with RMR Inc., RMR LLC, HPT, AIC and PTP are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website, www.sec.gov. The Company may engage in additional transactions with related persons, including businesses to which RMR LLC or its subsidiaries provide management services

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers, Directors and certain persons who own more than 10% of the outstanding Common Shares are required by Section 16(a) of the Exchange Act and related regulations:

  •
  to file reports of their ownership of Common Shares with the SEC and the Nasdaq; and

  •
  to furnish the Company with copies of the reports.

To the Company's knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2017, our executive officers, Directors and greater than 10% beneficial owners timely filed all required Section 16(a) reports.

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OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Directors and Executive Officers

The following table sets forth information regarding the beneficial ownership of then outstanding Common Shares by each Director nominee, each Director, each of our named executive officers, and our Directors, Director nominees and executive officers as a group, all as of March 15, 2018. Unless otherwise noted, to the Company's knowledge, voting power and investment power in the Common Shares are exercisable solely by the named person and the principal business address of the named person is c/o TravelCenters of America LLC, 24601 Center Ridge Road, Suite 200, Westlake, Ohio 44145.

Name and Address*	Aggregate Number of Shares Beneficially Owned**	Percent of Outstanding Shares***	Additional Information

Andrew J. Rebholz	602,744	1.5%
Mark R. Young	238,155	Less than 1%
Barry A. Richards	188,512	Less than 1%
Adam D. Portnoy	133,263	Less than 1%	As set forth in the below table, HPT beneficially owns 3,420,000 Common Shares. Adam D. Portnoy is a managing trustee of HPT and HPT is managed by RMR LLC, which is a subsidiary of RMR Inc. and of which RMR Inc. is the managing member. Adam D. Portnoy and RMR LLC may not act to vote or sell the Common Shares owned by HPT without the authorization of the board of trustees of HPT, which is currently comprised of five trustees. As a result, Adam D. Portnoy has determined that he does not beneficially own the Common Shares owned by HPT and therefore the Common Shares owned by HPT are not referenced as beneficially owned by him in this table.
Barbara D. Gilmore	94,500	Less than 1%	Includes 10,000 Common Shares owned by Ms. Gilmore's husband.
William E. Myers	68,461	Less than 1%
Lisa Harris Jones	44,500	Less than 1%
Joseph L. Morea	37,000	Less than 1%

All Directors and executive officers as a group (ten persons***)	1,527,695	3.8%

*
The list excludes Thomas M. O'Brien who served as the President and Chief Executive Officer and as a Managing Director of the Company until his retirement on December 31, 2017.

**
Based on approximately 39,983,742 Common Shares outstanding as of the Record Date, February 23, 2018.

***
Amounts exclude fractional shares.

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Principal Shareholders

Set forth in the table below is information about the number of shares held by persons the Company knows to be the beneficial owners of more than 5% of the Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

Hospitality Properties Trust Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	3,420,000	8.6%	Based on a Schedule 13G/A filed with the SEC on February 4, 2016, by HPT, HPT beneficially owns and has sole voting and dispositive power over 3,420,000 Common Shares.
*
Beneficial ownership of HPT is shown as of December 31, 2015. Based on information provided by HPT, the number of Common Shares beneficially owned by HPT has not changed since December 31, 2015.

**
Our LLC Agreement and other agreements to which the Company is a party place restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class or series of the Company's shares. Additionally, the terms of the Company's leases with HPT and the Company's agreement with RMR LLC contain provisions whereby the Company's rights under these agreements may be cancelled by HPT and RMR LLC, respectively, upon the acquisition by any person or group of more than 9.8% of the Company's voting securities or upon other change in control events, as defined. If the violation of these ownership limitations causes a lease or contract default, shareholders causing the default may become liable to the Company or to other shareholders for damages. In addition, in order to help the Company preserve the tax treatment of the Company's net operating losses and other tax benefits, our Bylaws generally provide that transfers of the Company's shares to a person, entity or group that is then, or would become as a result, an owner of 5% or more of the Company's outstanding shares under applicable standards would be void in total for transferees then already owning 5% or more of the Company's shares, and for transferees that would otherwise become owners of 5% or more of the Company's shares, to the extent the transfer would so result in such level of ownership by the proposed transferee and to the extent not approved by the Company. The 5% ownership limitation under our Bylaws is determined based on applicable tax rules.

The percentages indicated are based on approximately 39,983,742 Common Shares outstanding as of the Record Date, February 23, 2018.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Overview

This Compensation Discussion and Analysis provides a detailed description of the Company's executive compensation philosophy and programs, the compensation decisions the Compensation Committee made under those programs in 2017 and the factors that impacted those decisions. This Compensation Discussion and Analysis discusses the compensation of the Company's "named executive officers" for 2017, who are the officers for whom compensation disclosure is required to be made in this Proxy Statement under SEC rules. For 2017, the Company's named executive officers were:

Name	Title

Thomas M. O'Brien(1)	President and Chief Executive Officer
Andrew J. Rebholz(2)	Executive Vice President, Chief Financial Officer and Treasurer
Mark R. Young	Executive Vice President and General Counsel
Barry A. Richards(3)	Executive Vice President
William E. Myers(4)	Senior Vice President and Chief Accounting Officer

(1)
On November 29, 2017, the Company entered into a retirement agreement with Mr. O'Brien in connection with his retirement from the Company. Pursuant to the retirement agreement, Mr. O'Brien continued to serve as the Company's President and Chief Executive Officer and as one of its Managing Directors through December 31, 2017 and thereafter remains employed by the Company through June 30, 2018, after which his employment will terminate. For additional information with respect to this agreement and Mr. O'Brien's retirement, please see the section entitled "Related Person Transactions" and the section entitled "Potential Payments Upon Termination or Change in Control" in this Proxy Statement.

(2)
Mr. Rebholz was appointed Chief Executive Officer of the Company effective January 1, 2018 and was elected as a Managing Director of the Company on March 15, 2018.

(3)
Mr. Richards was appointed President and Chief Operating Officer of the Company effective January 1, 2018.

(4)
Mr. Myers was appointed Executive Vice President, Chief Financial Officer and Treasurer of the Company effective January 1, 2018.

Compensation Philosophy and Process

The Company's compensation program is designed to help the Company achieve its business objectives, which include increasing, on a long term basis, the value of the Company by improving the Company's financial and operating performance, improving the Company's competitive position within its industry and managing risks facing the Company.

Individual performance is an important factor in determining each element of compensation. Generally, the Compensation Committee determines the compensation of the Company's Chief Executive Officer, President, Chief Financial Officer and General Counsel, determines the amount and terms of share awards awarded to all of the Company's executive officers and recommends to the Board and the Board determines all compensation, other than share awards, for the Company's executive officers other than the Company's Chief Executive Officer, President, Chief Financial Officer and General Counsel. Determinations under the Company's Management Incentive Plan ("MIP") are made by the Compensation Committee. In 2017, Mr. O'Brien's retirement agreement, including compensation and other amounts payable to him thereunder, were approved and recommended to the Board by the Compensation Committee and approved separately by each of the Independent Directors as a group and the Board (with Mr. O'Brien abstaining).

There is no formulaic approach to the determinations of a named executive officer's compensation; these determinations are made in the discretion of the Compensation Committee and the Board. Determinations of an executive officer's compensation are also not made as a direct result of benchmarking compensation against that of other companies.

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The Compensation Committee and the Board believe it is important to further align the interests of the Company's executive officers with those of the Company's shareholders and therefore have determined that a significant portion of each executive officer's annual compensation will be paid in the form of share awards that vest subject to continued employment over periods ranging from four to nine years from the date of grant. The Compensation Committee and the Board also believe that performance of the Company's executive officers may be improved by paying a substantial portion of each executive officer's cash compensation as an annual bonus. The Compensation Committee and the Board currently limit the annual base salaries of the Company's executive officers and utilize changes in annual cash bonus amounts as the primary mechanism for effecting annual compensation adjustments for its executive officers.

The primary factor considered by the Compensation Committee and the Board when determining discretionary compensation for the Company's executive officers is the historical cash and equity compensation paid to each executive officer and to the Company's other executive officers with similar responsibilities. However, the Compensation Committee and the Board also consider, among other things, the executive officer's:

  •
  accomplishments during the year;

  •
  ability to identify areas for the Company's improvement and to achieve benefits from those improvements;

  •
  quality of decisions made;

  •
  ability to lead employees both in routine activities and in special projects;

  •
  change in performance or responsibilities as compared to the prior year;

  •
  perceived potential for future development and for assuming additional or alternative duties in the future;

  •
  background, training, education and experience; and

  •
  specific areas of expertise and value to the Company, and the likelihood that the Company could find a suitable replacement on a timely and cost effective basis.

In addition to the consideration of the various factors described in the preceding paragraphs, the Compensation Committee and the Board consider available compensation data for public companies that are engaged in businesses similar to the Company's business or that possess size or other characteristics that are similar to the Company. None of the Company's direct travel center industry competitors are public companies and therefore the Company does not have access to the compensation practices and amounts of those companies. Consequently, in order to obtain a general understanding of current trends in compensation practices and ranges of amounts being awarded by other public companies, RMR LLC's internal audit group compiled and reviewed comparative data from public filings regarding compensation paid by a group of public companies in the following industries: specialty retail; restaurants and leisure; food retail and food and retailing industries.1 The Compensation Committee and the Board also consider the cash and stock compensation certain executive officers receive from RMR LLC or its parent and the share awards they receive from other public companies to which RMR LLC or its subsidiaries provide management services.

Because the primary factor considered by the Compensation Committee and the Board is the historical compensation paid to each individual executive officer and to other executives with similar responsibilities, the Compensation Committee and the Board believe that the Company's compensation philosophy with

1
This group of public companies included Advance Auto Parts, Inc.; Alimentation Couche-Tarde Inc.; AutoZone, Inc.; Brinker International, Inc.; Casey's General Stores, Inc.; Cracker Barrel Old Country Store, Inc.; Darden Restaurants, Inc.; Jack in the Box Inc.; Murphy USA Inc.; Rush Enterprises, Inc.; Sunoco LP; and The Wendy's Company.

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respect to the Company's executive officers helps limit incentives for management to take excessive risk for short term benefit.

Overview of 2017 Compensation Actions

In September 2017, Ms. Gilmore, the Chair of the Compensation Committee, met with Mr. Barry M. Portnoy, one of our then Managing Directors, and the chairs of the compensation committees of RMR Inc. and of the then other public companies to which RMR LLC provides management services, which included: the Company; FVE; GOV; HPT; SIR; and SNH. The purposes of this meeting were, among other things, to discuss compensation philosophy regarding potential share awards to be made by the Company and to consider the compensation payable to the Company's Director of Internal Audit (who provides services to the Company and to other companies to which RMR LLC provides management services), to consider the allocation of internal audit and related services costs among RMR Inc., the Company and other companies to which RMR LLC provides such services.

At a Compensation Committee meeting in November 2017, the Compensation Committee conducted a review of executive and employee compensation and considered recommendations arising from the September 2017 meeting, recommendations provided by management and other factors such as: (i) the amount of cash compensation historically paid to each executive officer; (ii) the amounts and value of historical share awards made to each executive officer; (iii) the amounts of cash compensation and share awards paid to persons with similar levels of responsibility; (iv) the then current market prices of the Common Shares; (v) the performance of each executive officer during 2017; (vi) the retirement of Mr. O'Brien; (vii) each executive officer's expected future contributions to the Company; (viii) each executive officer's relative mix of cash and noncash compensation; (ix) the comparative data about executive compensation trends and amounts that RMR LLC's internal audit group assembled; and (x) the Company's financial position and operating performance in the past year and the Company's perceived future prospects. The Compensation Committee did not engage a compensation consultant to participate in the determination or recommendation of the amounts or form of compensation for the Company's executive officers. Messrs. O'Brien, Rebholz, Myers and Young participated in parts of the Compensation Committee meeting, but they left that meeting and did not participate in the Compensation Committee's determination and recommendation of their compensation.

Compensation Components

The mix of base salary, cash bonus and equity compensation that the Company pays to its executive officers varies depending on the executive officer's position and responsibilities with the Company. The Compensation Committee does not follow a set formula or specific guidelines in determining how to allocate the compensation components for the executives.

The components of the compensation packages of the Company's executive officers are as follows:

Base Salary

Base salaries are reviewed annually and adjusted, if appropriate, on a subjective basis based upon consideration of a number of factors including, but not limited to, the individual performance factors described above, as well as: (i) the historical amount paid to each executive officer; (ii) a comparison of the executive officer's pay to that of other individuals within the Company and the relative responsibilities, titles, roles, experiences and capabilities of such other individuals; (iii) the comparative data about executive compensation trends and amounts that RMR LLC's internal audit group assembled; (iv) the Company's financial position and operating performance throughout the relevant year; and (v) for officers other than the Chief Executive Officer, Chief Financial Officer and General Counsel, an evaluation of the officers' performance provided by Messrs. O'Brien, Rebholz and Young. In 2017, the Company continued its practice of limiting the annual base salaries of the Company's executive officers to a maximum of $300,000. Mr. Myers's annual base salary for 2017 was $291,000, which annual base salary amount reflected an increase from 2016 based on the factors described above. For 2018, the Compensation

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Committee determined to increase Mr. Myers's annual base salary to $300,000 and maintain the annual base salary for each of the named executive officers at its existing level.

Annual Bonus and Share Award Plan

Each of the Company's executive officers is eligible to receive an annual cash bonus and share award. Cash bonus and share awards are determined by the Compensation Committee in its discretion to reduce amounts otherwise payable under the MIP based upon consideration of a number of factors, which include the factors taken into account in connection with the base salary determinations discussed above. In addition, in determining cash bonus and share awards for the Company's executive officers, the Compensation Committee and the Board also consider the recommendations of the Chair of the Compensation Committee, Ms. Gilmore, following her meeting with Mr. Barry M. Portnoy and the chairs of the compensation committees of RMR Inc. and the then other public companies to which RMR LLC provides management services. In light of the limitations imposed on the annual base salaries of the Company's executive officers that are described above, changes in annual cash bonus amounts are the primary mechanism for effecting annual compensation adjustments for the Company's executive officers.

For 2017, the Compensation Committee approved, and the Board awarded, Mr. O'Brien a bonus of $2,060,400 in cash. In connection with Mr. O'Brien's retirement and in lieu of any Common Share grants for his 2017 service as President and Chief Executive Officer, the Compensation Committee recommended, and the Board approved (with Mr. O'Brien abstaining), the payment to Mr. O'Brien of an additional cash payment in December 2017 of $475,000, which amount represents approximately half of the value of his historical annual Common Share awards, and a cash bonus of $1,505,200 to be paid after June 30, 2018, and upon the expiration of the time period for him to revoke his waiver and release of claims. The Compensation Committee also approved the vesting in full on June 30, 2018 of all of Mr. O'Brien's then unvested awards of Common Shares, subject to conditions.

In making these awards to Mr. O'Brien, the Compensation Committee and the Board considered, among other things, his tenure with the Company since 2007; his performance in leading the Company through 2017; his role in expanding the Company's business; his management of capital and operating expenditures in relation to the prevailing business levels; his role in maintaining fuel sales and pricing in order to maintain fuel margin, particularly in light of technological developments, customer demands and regulatory conditions toward increasing truck engine fuel efficiency; his role in positioning the Company in response to increasing fuel conservation and efficiency practices in the marketplace and regulatory requirements; his role in assessing capital market opportunities and opportunistically procuring capital; his role in the Company's regulatory compliance; his development of new, and enhancement of existing, marketing programs, operating initiatives, products and services that take advantage of the Company's competitive strengths to grow the Company's business and position the Company for future growth; his role in identifying potential acquisitions and structuring and negotiating acquisitions for the Company; his role in the integration of travel centers, convenience stores and restaurants the Company acquired since it began its acquisition program in 2011 with the Company's existing operations and in furtherance of the Company's growth strategies; his role in the Company's litigation with its fuel card vendor, Comdata Inc.; his role in managing customer, vendor, lender and franchise relations and maximizing the Company's benefits under existing agreements with these parties; and his role in managing risks facing the Company.

The annual cash bonus for Mr. Rebholz was determined by the Compensation Committee, taking into consideration his promotion to Chief Executive Officer of the Company and increased responsibilities effective January 1, 2018 and criteria similar to those described above with regard to Mr. O'Brien, as applied to Mr. Rebholz's performance, as well as other matters particular to him. The annual cash bonus for Mr. Young was determined by the Compensation Committee, taking into consideration criteria similar to those described above with regard to Mr. O'Brien, as applied to Mr. Young's performance, as well as other matters particular to him. The annual cash bonuses for Messrs. Richards and Myers were recommended by the Compensation Committee and approved by the Board, taking into consideration their promotion and expanded duties and responsibilities effective January 1, 2018 and based upon the evaluation of each executive's performance and level of total compensation as well as the other matters

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noted above with regard to the compensation paid to Messrs. O'Brien, Rebholz and Young. These considerations included, but were not limited to, each executive officer's historical level of total compensation and the Company's financial and operating performance during 2017.

For 2017, the maximum amount that could be paid as awards to participants under the MIP pursuant to its previously established terms was $18.7 million (the "MIP Pool"), which is 5% of the Company's EBITDAR (as defined in the MIP) for the twelve month period ending September 30, 2017. Each of the Company's named executive officers was eligible to earn up to a prescribed portion of the MIP Pool. The cash bonuses paid and Common Share awards made to the named executive officers by the Company in 2017, as described herein, did not exceed their allocated portion of the MIP Pool.

Because at least 80% of Messrs. O'Brien's, Rebholz's and Young's business time was devoted to services to the Company, 80% of Messrs. O'Brien's, Rebholz's and Young's total cash compensation (that is, the combined base salary and cash bonus paid by the Company and RMR LLC) in 2017 was paid by the Company and the remainder was paid by RMR LLC. Messrs. O'Brien, Rebholz and Young also participated in certain RMR LLC benefit plans and received share awards from RMR Inc. and certain public companies to which RMR LLC or its subsidiaries provide management services.

The Company made equity awards under the 2016 Equity Compensation Plan in 2017 to the Company's executive officers, other than Mr. O'Brien, and others based upon factors that the Compensation Committee considered relevant to align the interests of the persons to whom awards were made with the Company's business objectives, which include, but are not limited to, increasing, on a long term basis, the value of the Company by improving the Company's prospects, competitive position within its industries and financial and operating performance, managing risks facing the Company, as well as achieving strategic initiatives and objectives. The Compensation Committee awarded Common Shares to each of the Company's named executive officers who were employed by the Company at the grant date, other than Mr. O'Brien. These awards ranged in size and value from 30,000 Common Shares, having a grant date value of $142,500, to 110,000 Common Shares, having a grant date value of $522,500. In determining the size of each share award, the Compensation Committee considered the responsibilities of the executive officer, the prior year's share grant, the availability of Common Shares under the 2016 Equity Compensation Plan and other factors, including the executive officer's past and expected future performances and cash bonuses, the total value of the granted shares relative to the value of past grants, 2017 annual cash salaries, the executive officer's tenure with the Company and the Company's operational results during 2017. In each case, the Compensation Committee determined that the share awards would vest in five equal annual installments for those executive officers (other than Mr. Rebholz whose shares are scheduled to vest in ten equal annual installments), in each case with the first installment being vested on the date of the grant, to ensure a continuing commonality of interest between the recipients and the Company's shareholders, to provide the Company's executive officers with an incentive to remain with the Company to earn the unvested portion of the award and to encourage appropriate levels of risk taking in their long term decisions affecting the Company's business.

Other Benefits

The Company's executive officers are entitled to participate in the Company's benefit plans on the same terms as the Company's other employees. These plans include medical, dental and life insurance plans and a defined contribution retirement plan. The Company does not provide other executive perquisites.

All Other Payments

The Summary Compensation Table below includes a column for amounts described as "All Other Compensation." Such amounts reflect the portion of matching contributions made to each named executive officer in respect of their participation in the Company's savings plan for eligible employees under section 401(k) of the Internal Revenue Code ("401(k)" plan). In addition, such amounts also include for Mr. O'Brien an additional $475,000 payment received under the terms of his retirement agreement,

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which amount represents approximately half of the value of his historical annual Common Share awards and was in lieu of an award of Common Shares for 2017.

Say on Pay

The Company's current policy, consistent with the prior vote of the Company's shareholders, is to provide shareholders with an opportunity to approve, on an advisory basis, the compensation of named executive officers once every three years at the annual meeting of shareholders. Accordingly, the Company is providing shareholders with an opportunity to approve the compensation of the named executive officers in this Proxy Statement. For more information, see Item 2 on page 62 of this Proxy Statement.

In evaluating the Company's compensation process for 2017, the Compensation Committee generally considered the results of the most recent advisory vote of the Company's shareholders on the compensation of the executive officers named in the proxy statement for the Company's 2015 annual meeting of shareholders. The Compensation Committee noted that more than 87% of votes cast by the Company's shareholders at the Company's 2015 annual meeting of shareholders approved the compensation of the named executive officers described in the proxy statement for that meeting. The Compensation Committee considered these voting results as supportive of the committee's general executive compensation practices, which have been consistently applied since that prior vote of the Company's shareholders on the Company's executive compensation.

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REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2017.

Barbara D. Gilmore, Chair Lisa Harris Jones Joseph L. Morea

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised entirely of the three Independent Directors listed above. No member of the Compensation Committee is a current, or during 2017 was a former, officer or employee of the Company. In 2017, none of the Company's executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on the Compensation Committee of the Company. Members of the Compensation Committee serve as independent directors or independent trustees and compensation committee members of other public companies to which RMR LLC or its subsidiaries provide management services. Ms. Gilmore serves as an independent trustee of GOV and an independent director of FVE. Mr. Morea serves as an independent trustee of ILPT, RIF and TRMT. Ms. Harris Jones serves as an independent trustee of ILPT and SNH. In addition, each of our Independent Directors serves as a director of AIC. The disclosures regarding our relationships with these foregoing entities and certain transactions with or involving them under the section entitled "Certain Related Person Transactions" are incorporated by reference herein.

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EXECUTIVE COMPENSATION

The following tables and footnotes summarize the total compensation of the Company's President and Chief Executive Officer; Executive Vice President, Chief Financial Officer and Treasurer; Executive Vice President and General Counsel; and Executive Vice Presidents who were serving as such officers as of December 31, 2017, or the Company's "named executive officers." The compensation information for the persons included in the compensation tables are for services rendered to the Company and its subsidiaries and do not include information regarding any compensation received by such persons for services rendered to RMR LLC. For information regarding the compensation paid by RMR LLC and RMR Inc. to RMR Inc.'s named executive officers, please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K and its Proxy Statement on Schedule 14A for its 2018 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)		Total ($)

Thomas M. O'Brien(3)(4)	2017	$300,000	$2,060,400	$39,500	$475,000	(5)	$2,874,900
President and Chief	2016	300,000	2,020,000	1,380,300	—		3,700,300
Executive Officer	2015	300,000	2,564,500	1,068,470	—		3,932,970

Andrew J. Rebholz(6)	2017	300,000	750,000	522,500	—		1,572,500
Executive Vice President,	2016	300,000	695,000	660,000	—		1,655,000
Chief Financial Officer and	2015	300,000	957,250	463,000	1,500		1,721,750
Treasurer

Mark R. Young	2017	300,000	525,300	285,000	—		1,110,300
Executive Vice President	2016	300,000	515,000	396,000	—		1,211,000
and General Counsel	2015	300,000	618,625	231,500	—		1,150,125

Barry A. Richards(7)	2017	300,000	450,000	285,000	2,025		1,037,025
Executive Vice President	2016	300,000	410,000	396,000	1,987		1,107,987
	2015	300,000	528,625	231,500	1,987		1,062,112

William E. Myers(8)	2017	291,000	225,000	142,500	2,025		660,525
Senior Vice President
and Chief Accounting Officer

(1)
Represents the grant date fair value of Common Share awards in 2017, 2016 and 2015, as applicable, calculated in accordance with ASC 718 (which equals the closing price of the shares on the award date multiplied by the number of shares subject to the grant). No assumptions were used in this calculation.

(2)
We maintain a 401(k) plan in which our named executive officers may participate, and provide (commencing in 2015) annual discretionary matching contributions to plan participants. The amounts listed in this column represent matching contributions made to each named executive officer in respect of their participation in our 401(k) plan.

(3)
On November 29, 2017, the Company entered into a retirement agreement with Mr. O'Brien in connection with Mr. O'Brien's retirement as the Company's President and Chief Executive Officer and as one of the Company's Managing Directors effective as of December 31, 2017. Mr. O'Brien will remain employed by the Company through June 30, 2018, after which his employment will terminate.

(4)
Mr. O'Brien's Common Share awards amounts include $39,500, $60,300 and $142,470 of compensation received for services as a Managing Director for 2017, 2016 and 2015, respectively.

(5)
Mr. O'Brien's other compensation includes an additional $475,000 payment received under the terms of his retirement agreement, which amount represents approximately half of the value of his historical annual Common Share awards and was in lieu of an award of Common Shares for 2017.

(6)
Mr. Rebholz was appointed Chief Executive Officer of the Company effective January 1, 2018 and was elected as a Managing Director of the Company on March 15, 2018.

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(7)
Mr. Richards was appointed President and Chief Operating Officer of the Company effective January 1, 2018.

(8)
Mr. Myers was appointed Executive Vice President, Chief Financial Officer and Treasurer of the Company effective January 1, 2018.

2017 Grants of Plan Based Awards

Share awards granted by the Company to the Company's Executive Vice President, Chief Financial Officer and Treasurer in 2017 provide that one tenth of each award vested on the date of grant and an additional one tenth vests on each of the next nine anniversaries of the grant date. Share awards granted by the Company to the Company's Executive Vice President and General Counsel, Executive Vice President and Senior Vice President and Chief Accounting Officer in 2017 provide that one fifth of each award vested on the date of the award grant and an additional one fifth vests on each of the next four anniversaries of the grant date. In lieu of any share grants for his 2017 service as President and Chief Executive Officer, Mr. O'Brien received an additional cash payment of $475,000, which amount represented approximately half of the value of his historical annual Common Share awards. In the event a recipient who has been granted a Common Share award ceases continuing to render significant services as an employee or otherwise, to the Company, RMR LLC or any company to which RMR LLC provides management services or that is affiliated with RMR LLC during the vesting period, at the Company's option, the recipient shall forfeit the Common Shares that have not yet vested. Holders of vested and unvested Common Shares awarded under the 2016 Equity Compensation Plan or under any prior equity compensation plans receive distributions that the Company makes, if any, on its Common Shares on the same terms as other holders of the Common Shares.

The following table shows the total Common Shares awarded by the Company to its named executive officers in 2017.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards(1)

Thomas M. O'Brien	5/19/2017	10,000	(2)	$39,500
Andrew J. Rebholz	11/29/2017	110,000		522,500
Mark R. Young	11/29/2017	60,000		285,000
Barry A. Richards	11/29/2017	60,000		285,000
William E. Myers	11/29/2017	30,000		142,500

(1)
Equals the number of Common Shares multiplied by the closing price on the date of the award grant, which is also the grant date fair value under ASC 718. No assumptions were used in this calculation.

(2)
Reflects the Common Shares awarded to Mr. O'Brien in his capacity as a Managing Director, which vested fully on the grant date.

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2017 Outstanding Equity Awards at Fiscal Year End

		Stock Awards

Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)

Thomas M. O'Brien(3)(4)	2016	160,000	$656,000
	2015	70,000	287,000
	2014	120,000	492,000
	2013	75,000	307,500
	2012	80,000	328,000
	2011	60,000	246,000
	2010	40,000	164,000
	2009	20,000	82,000

Andrew J. Rebholz(3)	2017	99,000	405,900
	2016	80,000	328,000
	2015	35,000	143,500
	2014	60,000	246,000
	2013	37,500	153,750
	2012	40,000	164,000
	2011	30,000	123,000
	2010	20,000	82,000

Mark R. Young	2017	48,000	196,800
	2016	36,000	147,600
	2015	10,000	41,000
	2014	10,000	41,000

Barry A. Richards	2017	48,000	196,800
	2016	36,000	147,600
	2015	10,000	41,000
	2014	10,000	41,000

William E. Myers	2017	24,000	98,400
	2016	12,000	49,200
	2015	6,000	24,600
	2014	3,000	12,300

(1)
Unless noted otherwise, Common Share awards granted by the Company to the Company's executive officers provide that one fifth of each award vests on the grant date and one fifth vests on each of the next four anniversaries of the grant date. The Common Shares granted in 2017, 2016, 2015, 2014, 2013, 2012, 2011, 2010 and 2009 were granted on November 29, 2017, November 30, 2016, December 8, 2015, December 2, 2014, November 19, 2013, December 4, 2012, November 29, 2011, December 1, 2010 and December 8, 2009, respectively. At the Company's option, in the event a recipient who has been granted a Common Share award ceases to perform duties for the Company, RMR LLC or any company that RMR LLC manages or that is affiliated with RMR LLC during the vesting period, the recipient shall forfeit all or a portion of the Common Shares that have not yet vested.

(2)
Equals the number of Common Shares not vested multiplied by the closing price of the Common Shares on December 29, 2017.

(3)
These share awards provide that one tenth of each award vested on the grant date and one tenth vests on each of the next nine anniversaries of the grant date.

(4)
Under Mr. O'Brien's retirement agreement, the shares set forth in the table will continue to vest in accordance with the existing terms of Mr. O'Brien's awards through June 30, 2018 and, on June 30, 2018, all of Mr. O'Brien's share awards will vest in full, subject to conditions. Mr. O'Brien did not receive a Common Share award in 2017 for his service as the Company's President and Chief Executive Officer.

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2017 Stock Vested

The following table shows Common Share awards made in 2017 and prior years to the Company's named executive officers that vested in 2017.

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

Thomas M. O'Brien	175,000	$796,450
Andrew J. Rebholz	73,500	339,225
Mark R. Young	46,500	214,575
Barry A. Richards	46,500	214,575
William E. Myers	16,000	73,250

(1)
Equals the number of vesting Common Shares multiplied by the closing price on the date that such Common Shares vested in 2017.

Potential Payments upon Termination or Change in Control

From time to time, we have entered into arrangements with former employees of ours or RMR LLC in connection with the termination of their employment with us or RMR LLC, providing for the acceleration of vesting of Common Shares previously awarded to them under the 2016 Equity Compensation Plan and, in certain instances, payments for future services to us as a consultant or part time employee and continuation of health care and other benefits. Although we have no formal policy, plan or arrangement for payments to employees of ours or RMR LLC in connection with their termination of employment with us or RMR LLC, we may in the future provide on a discretionary basis for similar payments depending on various factors we then consider relevant and if we believe it is in our best interests to do so.

The form of share award agreement for awards made to our named executive officers provides for acceleration of vesting of all share awards (including those previously awarded) upon the occurrence of (i) a change in control of the Company (a "Change in Control") or (ii) RMR LLC ceasing to be the manager or shared services provider to the Company or certain employment termination events (a "Termination Event").

The following table describes the potential payments to our named executive officers upon a Change in Control or Termination Event, if such event had occurred, as of December 31, 2017.

Name	Number of Shares Vested Upon Change in Control or Termination Event (#)	Value Realized on Change in Control or Termination Event as of December 31, 2017 ($)(1)

Thomas M. O'Brien(2)	625,000	$2,562,500
Andrew J. Rebholz	401,500	1,646,150
Mark R. Young	104,000	426,400
Barry A. Richards	104,000	426,400
William E. Myers	45,000	184,500

(1)
Equals the number of Common Shares multiplied by the closing price of the Common Shares on December 29, 2017.

(2)
On November 29, 2017, the Company entered into a retirement agreement with Mr. O'Brien in connection with his retirement from the Company that provides for the acceleration of vesting of Mr. O'Brien's unvested Common Shares. Provided Mr. O'Brien signs and does not revoke a release of claims, and subject to the satisfaction of certain other conditions, after his retirement from the Company on June 30, 2018, we will make an additional

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  cash payment to Mr. O'Brien in the amount of $1,505,200 and any unvested Common Shares previously awarded to Mr. O'Brien will fully vest. Such amounts are not included in the table above. For additional information with respect to this agreement and Mr. O'Brien's retirement, please see the Company's Current Report on Form 8-K filed with SEC on December 1, 2017.

For a discussion of the consequences of a Change in Control or Termination Event under the Company's business management agreement with RMR LLC, see the above "Related Person Transactions" section.

Pay Ratio

In August 2015, the SEC issued a rule which requires certain public companies to include in their annual proxy statements pay ratio disclosures that compare the annual total compensation of the company's chief executive officer to the median compensation of other company employees. Specifically, the pay ratio disclosure should include the annual total compensation of the median employee (excluding the chief executive officer), the annual total compensation of the chief executive officer, the ratio of the annual total compensation of the median employee to the annual total compensation of the chief executive officer and the methodologies used in making these disclosures.

Our President and Chief Executive Officer as of December 31, 2017, Mr. O'Brien, had annual total compensation for the year ended December 31, 2017 of $2,874,900 (as shown in the Summary Compensation Table included in this Proxy Statement). Our median employee's annual total compensation for the year ended December 31, 2017, was $19,340. As a result, we estimate that the ratio of Mr. O'Brien's annual total compensation to that of our median employee was approximately 149:1. A significant portion, or approximately 35%, of our employee population is part-time which results in a lower annual total compensation for our median employee.

We identified the median employee by examining for all individuals who were employed by us on December 31, 2017 (excluding Mr. O'Brien and those employed at our one travel center in Canada), the sum for the year ended December 31, 2017, of (a) the total cash compensation paid and (b) the taxable income related to Common Share awards. Other than Mr. O'Brien and the Canadian employees, we included all employees, whether employed on a full-time or part-time basis. Total cash compensation and income related to vesting Common Share awards included salaries, commission based payments, where applicable, bonus and the amount of taxable income reportable on Form W-2 for 2017, based on the fair market value of the Common Shares that vested during 2017 (valued at the closing price of the Common Shares on the date of vesting), as well as, contributions we made to eligible employees' 401(k) plans. For those full-time or part-time employees that were hired during the year ended December 31, 2017, and were not employed by us for the full year, we estimated their annualized total compensation. Once we identified our median employee, that employee's annual total compensation was determined in the same manner as we used to disclose the annual total compensation of Mr. O'Brien for the Summary Compensation Table. There are 73 individuals employed at our one travel center in Canada; these are the only individuals we employ outside of the United States. Altogether, we employed approximately 23,877 individuals as of December 31, 2017.

Until January 1, 2017, pay ratio disclosures were not required to be reported by public companies. Accordingly, an examination of our pay ratio and how it compares to the pay ratio for comparable companies has not been a part of our compensation process historically. As noted above, our direct travel center industry competitors are not public companies and, therefore, are not required to comply with these pay ratio disclosures. In addition, the SEC regulations provide companies with wide latitude to determine the methodology to be used for determining the pay ratio. As a result, it is unclear whether pay ratio disclosures will provide useful information for evaluating the compensation of our Chief Executive Officer going forward. We expect that the Compensation Committee will take note of available pay ratio disclosure in the future and will assess whether that data will be useful for our compensation setting process.

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REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of the Company's financial reporting process, the Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2017; (ii) discussed with RSM US LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the SEC.

Joseph L. Morea, Chair Barbara D. Gilmore Lisa Harris Jones

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ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (ITEM 2)

As required by Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from its shareholders to approve the compensation of its named executive officers as described in the "Compensation Discussion and Analysis" section beginning on page 49 and the "Executive Compensation" section beginning on page 56.

The Board recommends that shareholders vote FOR the following resolution:

RESOLVED: That the shareholders of the Company approve, on a non-binding, advisory basis, the compensation paid by the Company to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the "Compensation Discussion and Analysis" in this Proxy Statement.

Because your vote is advisory, it will not be binding upon the Board or the Compensation Committee. However, the Board values shareholders' opinions and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

Approval of the advisory vote to approve executive compensation requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at the 2018 Annual Meeting.

The Board of Directors recommends a vote "FOR" the advisory vote to approve executive compensation.

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ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION (ITEM 3)

As required by Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from its shareholders to approve the frequency with which shareholders will have a non-binding advisory vote on the compensation of the Company's named executive officers; in other words, how often a proposal similar to this year's Item 2 will be included in the matters to be voted on at future Annual Meetings of Shareholders. The choices available under Section 14A of the Exchange Act are every year, every two years or every three years.

After consideration, the Board recommends that shareholders select every three years as the desired frequency for a non-binding advisory vote of shareholders on named executive officer compensation. The Board believes this frequency is appropriate because the Company does not expect its method of compensating its named executive officers to vary significantly from year to year and this frequency will encourage a long term analysis of the Company's compensation to its named executive officers, and will provide shareholders with sufficient time to evaluate the effectiveness of the Company's compensation policies and practices.

Because your vote is advisory, it will not be binding upon the Board or the Compensation Committee. However, the Board values shareholders' opinions and the Compensation Committee will take into account the outcome of the vote when considering the frequency with which the Company will seek future shareholder votes on the Company's executive compensation.

Approval of the frequency of future advisory votes to approve executive compensation requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at the 2018 Annual Meeting.

The Board of Directors recommends a vote for every "THREE YEARS" as the frequency of future advisory votes to approve executive compensation.

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APPROVAL OF AN AMENDMENT TO THE TRAVELCENTERS OF AMERICA LLC 2016 EQUITY COMPENSATION PLAN (ITEM 4)

Shareholders are asked to approve an amendment to the 2016 Equity Compensation Plan to increase by 2,000,000 the total number of Common Shares available for grant under the plan.

The 2016 Equity Compensation Plan currently provides that an aggregate of 2,300,000 Common Shares are available for grant under the plan pursuant to grants of options to acquire Common Shares ("Options"), Common Shares subject to restrictions ("Restricted Shares) and other rights to receive compensation in amounts determined by the value of the Common Shares ("Other Rights"). Since the 2016 Equity Compensation Plan was adopted, 1,697,700 Restricted Shares have been granted pursuant to the 2016 Equity Compensation Plan, including 12,780 Restricted Shares previously granted that were forfeited and became eligible for further grant under the 2016 Equity Compensation Plan. As of March 15, 2018, 615,080 Common Shares were available for grants of future awards pursuant to the 2016 Equity Compensation Plan, and there were 2,007,150 unvested Restricted Shares outstanding, which remain subject to possible forfeiture to, or repurchase for nominal consideration by, us as provided in the restricted share award agreement.

As noted in the Compensation Discussion and Analysis, the Board believes that equity and equity-based compensation may be an important component of our compensation program and assist in attracting, motivating and retaining talented Directors, officers, employees and other service providers. The 2016 Equity Compensation Plan is the only plan the Company has to provide equity and equity-based incentive compensation to eligible individuals, and a limited number of Common Shares remain available for future award under it. The number of Common Shares currently available for awards under the 2016 Equity Compensation Plan is not sufficient to award our named executive officers, Directors, officers, employees and other individuals the same aggregate number of Restricted Shares in 2018 as were awarded in 2017. The Board believes that increasing the number of Common Shares that are available for awards under the 2016 Equity Compensation Plan will better position the Company to attract, motivate and retain talented Directors, officers, employees and other individuals (whether or not employees) who render services to us by providing opportunities for them to participate in our ownership and future growth. Accordingly, the Board has approved an amendment to the 2016 Equity Compensation Plan, subject to shareholder approval as requested in this Item 4, to increase the total number of Common Shares available for grant under the 2016 Equity Compensation Plan from 2,300,000 to 4,300,000.

Key factors considered by the Board in adopting this amendment to the 2016 Equity Compensation Plan and recommending it for shareholder approval include:

  •
  The Company believes that the number of Common Shares available for issuance under the 2016 Equity Compensation Plan, as amended by the proposed amendment, is necessary to allow us to continue the Company's equity compensation program for approximately the next three years based on current expectations. As noted above, as of March 15, 2018, only 615,080 Common Shares remained available for future awards under the 2016 Equity Compensation Plan.

  •
  The 2016 Equity Compensation Plan contains a number of plan provisions favored by shareholders, including:

  o
  A requirement that an independent plan administrator (consisting solely of the Compensation Committee or another committee of independent Board members) administer the plan;

  o
  a prohibition on the re-pricing of stock options and stock appreciation rights;

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    o
    a prohibition on "liberal share counting" (generally prohibiting the re-grant under the plan of shares tendered or withheld in satisfaction of exercise price and tax withholding obligations);

    o
    a prohibition on receipt of dividends on unvested performance awards;

    o
    a "claw-back" provision that allows the Company, in certain circumstances, to reduce or reclaim awards in the event of a material restatement of the Company's financial statements; and

    o
    the ability of the Compensation Committee to impose mandatory post-vesting holding periods on shares acquired pursuant to awards issued under the plan.

For purposes of evaluating our equity compensation program, shareholders may wish to consider two key metrics: "historical burn rate" and "overhang."

  o
  Historical Burn Rate.  Our historical burn rate is equal to the number of Common Shares subject to equity awards granted during a period, in proportion to our outstanding Common Shares. Our burn rate for the year ended December 31, 2017 was 1.9%, and our average annual burn rate for the three years ended December 31, 2015 through December 31, 2017 was 2.01%.

  o
  Overhang.  Our overhang is the number of outstanding Common Shares that are subject to vesting requirements at year end plus the number of Common Shares available for future grants of equity awards in proportion to our Common Shares outstanding at year end excluding the unvested Restricted Shares. As of the year ended December 31, 2017, our overhang was 6.97%.

Material Terms of the 2016 Equity Compensation Plan, as Amended

A copy of the 2016 Equity Compensation Plan, which reflects the proposed amendment, is set forth as Annex A to this Proxy Statement. All references to the 2016 Equity Compensation Plan hereafter are to the 2016 Equity Compensation Plan as it would be amended by the amendment, unless otherwise indicated. The material features of the 2016 Equity Compensation Plan are described below. The following description is intended to be a summary, and does not purport to be a complete statement of the terms of the 2016 Equity Compensation Plan. Accordingly, this summary is qualified in its entirety by reference to Annex A.

Administration; Purpose

A committee of the Board comprised of independent Board members (such as the Compensation Committee) or the Board administers the 2016 Equity Compensation Plan. Accordingly, descriptions below of determinations and actions of the Compensation Committee with respect to the 2016 Equity Compensation Plan may be made by the Board, or another Board committee, as well. The purpose of the 2016 Equity Compensation Plan is to encourage employees, officers, Directors and other individuals (whether or not employees) who render services to the Company or its subsidiaries to continue their association with the Company by providing opportunities for them to participate in the ownership and future growth of the Company through the granting of equity and equity-based awards. The Compensation Committee or the Board has the authority to waive vesting requirements in whole or in part in its discretion in connection with a termination of employment.

Available Shares; Proposed Amendment

The 2016 Equity Compensation Plan provides that a total of 4,300,000 Common Shares are available for awards under the plan, which amount includes the initial 2,300,000 Common Shares authorized by shareholders when the plan was adopted in 2016 and the additional 2,000,000 Common Shares proposed by the amendment.

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Awards of Options, Restricted Shares and Other Rights (including Share Appreciation Rights ("SARs") and unrestricted shares) may be issued pursuant to the 2016 Equity Compensation Plan.

Restricted Shares that fail to vest, shares subject to an Option that is not fully exercised prior to its expiration or other termination and shares subject to Other Rights that are not delivered pursuant to such award shall again become available for grant under the terms of the plan. Common Shares tendered or retained by us as full or partial payment of the exercise price of an award or to satisfy tax withholding obligations are not available for re-grant under the plan, nor are shares subject to outstanding awards under the TravelCenters of America LLC 2007 Equity Compensation Plan which are later forfeited. The maximum number of Common Shares subject to Options that may be granted to any individual in the aggregate in any calendar year may not exceed 100,000 Common Shares. On March 15, 2018, the last reported sale price of the Common Shares on the Nasdaq was $3.60.

Term

The 2016 Equity Compensation Plan is scheduled to expire on May 19, 2026, the tenth anniversary of the date of the 2016 Annual Meeting, unless earlier terminated by the Board.

Eligibility

Employees, officers, Directors and other individuals who render services in connection with the management, operation or development of the Company or a subsidiary and who have contributed or may be expected to contribute to the Company's or a subsidiary's success are eligible to receive awards of Options, Restricted Shares and Other Rights. As of March 15, 2018, the Company had six executive officers and four non-employee Directors and the Company and its subsidiaries together had approximately 24,000 other employees and service providers who would be eligible for awards under the 2016 Equity Compensation Plan. During 2017, 221 eligible Directors, executive officers, other employees and service providers received awards under the 2016 Equity Compensation Plan.

Amending the 2016 Equity Compensation Plan

The Board may at any time amend the 2016 Equity Compensation Plan; provided, however, that without shareholder approval there shall be no: (i) change in the number of Common Shares that may be issued under the 2016 Equity Compensation Plan, except for equitable or other adjustments as provided by the terms of the plan; (ii) change in the class of persons eligible to receive Options, Restricted Shares or Other Rights; or (iii) other change in the 2016 Equity Compensation Plan that requires shareholder approval under applicable law. No amendment to the plan shall adversely affect outstanding Options, Restricted Shares or Other Rights without the consent of the holder of the award. The 2016 Equity Compensation Plan may be terminated at any time by action of the Board, but any such termination will not terminate any Option, Restricted Share grants or Other Rights then outstanding without the consent of the award holder.

Options

Options issued under the 2016 Equity Compensation Plan will be evidenced by a written Share Option Agreement that shall specify the number of Common Shares that may be purchased pursuant to the Option, the time or times at which the Option shall become exercisable in whole or in part, whether the Option is intended to be an incentive stock option (an option eligible for special tax treatment, as further described below and referred to herein as an "ISO"), or a nonqualified stock option (any Option that is not an ISO, hereinafter, an "NSO") and such other terms and conditions as the Compensation Committee shall approve. ISOs may be granted only to individuals who are employees of the Company or a subsidiary that is a corporation.

With the exception of certain awards of ISOs, each Option expires not more than ten years from its date of grant. The exercise price of each Option shall be at least 100% of the fair market value of the Common

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Shares on the date of grant; except that the price with respect to an ISO granted to an employee who at the time of grant owns shares representing more than 10% of the voting power of all classes of the Company's or any of its subsidiaries' shares shall be at least 110% of the fair market value of the Common Shares on the date of grant (such ISOs also have a maximum term of five years). Under the plan, Options may not be repriced without the approval of the Company's shareholders.

To the extent that it has become exercisable under the terms of a Share Option Agreement, an Option may generally be exercised by payment of the exercise price in cash or check payable to the Company or, if the Share Option Agreement so provides, other payment, including in whole or in part in certain Common Shares already owned by the participant. An Option may be exercised so long as it is outstanding from time to time in whole or in part, to the extent and subject to the terms and conditions that the Compensation Committee in its discretion may provide in the Share Option Agreement. An Option generally will cease to be exercisable upon the expiration of 90 days following the termination of the participant's employment with, or the participant's other provision of services to, the Company or a subsidiary. Proceeds from the sale of Common Shares pursuant to Options shall constitute the Company's general funds.

Options generally are not transferable by the participant otherwise than by will or under the laws of descent and distribution and shall be exercisable during the participant's lifetime only by such participant, except as otherwise provided by the Compensation Committee in a Share Option Agreement that pertains to an NSO. A participant shall have no rights as a shareholder with respect to any Common Shares subject to an Option until a share certificate or other evidence of legal and beneficial ownership is issued to him or her.

Restricted Shares

The Compensation Committee may grant Restricted Shares in respect of such number of Common Shares, and subject to such terms or conditions as it shall determine and specify in a Restricted Share Agreement.

A holder of Restricted Shares generally shall have all of the rights of one of the Company's shareholders, including the right to vote the shares and the right to receive any cash dividends on an unrestricted basis. Unless a participant's Restricted Share Agreement provides to the contrary, unvested Restricted Shares granted under the 2016 Equity Compensation Plan shall not be transferred without the written consent of the Board. In addition, at the time of termination for any reason of a participant's employment or other service relationship with the Company or a subsidiary, the Company shall have the right, in the case of unvested Restricted Shares, to, among other things, cause the forfeiture of such shares or to purchase all or any of such shares at a price equal to the lower of (a) the price paid to the Company for such shares (if any) or (b) the fair market value of such shares at the time of repurchase.

SARs

The Compensation Committee may grant SARs in respect of such number of Common Shares as it shall determine in its discretion and may grant SARs either separately or in connection with Options. SARs granted in connection with an Option may be exercised only to the extent of the surrender of the related Option; with the exercise of the related Option, the SAR shall terminate. Common Shares covered by an Option that terminates upon the exercise of a related SAR shall cease to be available under the 2016 Equity Compensation Plan. The terms and conditions of a SAR related to an Option shall be contained in a Share Option Agreement, and the terms of a SAR not related to any Option shall be contained in a SAR Agreement. Upon the exercise of a SAR, the participant will be entitled to receive from the Company an amount equal to the excess of the fair market value, on the exercise date, of the number of Common Shares as to which the SAR is exercised, over the exercise price for those shares under a related Option or, if there is no related Option, over the base value stated in the SAR Agreement. Any amount payable by the Company upon the exercise of a SAR shall be paid in the form of cash or other property (including

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Common Shares), as provided in the respective Share Option Agreement or SAR Agreement. SARs cannot be repriced without shareholder approval.

Other Rights

In addition to SARs, Other Rights granted under the plan shall be governed by the terms of the respective award agreement. Other Rights may include share awards that are not subject to vesting, forfeiture or transfer restrictions.

Equitable Adjustments

In the event that the outstanding Common Shares are changed for a different number or kind of shares or other securities of the Company by reason of a reorganization, recapitalization, share exchange, share split, combination of shares, a dividend payable in shares or other securities or a similar corporate event, a corresponding adjustment may be made by the Compensation Committee in the number and kind of shares or other securities covered by outstanding Options and Other Rights and for which Options and Other Rights may be granted under the 2016 Equity Compensation Plan. Any such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option, but the exercise price per share specified in each Share Option Agreement shall be correspondingly adjusted; provided, however, that no adjustment shall be made with respect to an ISO that would constitute a "modification," as defined in Section 424 of the U.S. Internal Revenue Code of 1986, as amended, (the "Internal Revenue Code") (and so cause the Option to fail to constitute an ISO), without the consent of the holder.

If the Company merges or consolidates with a wholly-owned subsidiary for the purpose of incorporating itself while unexercised Options remain outstanding under the 2016 Equity Compensation Plan, Option participants will be entitled to acquire shares of Common Stock of the incorporated company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such incorporation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided above) and the 2016 Equity Compensation Plan, unless otherwise rescinded by the Board, will remain the plan of the incorporated company.

Except as otherwise provided above, if the Company merges or consolidates with another corporation, whether or not it is the surviving entity, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised Options remain outstanding under the 2016 Equity Compensation Plan, or if other circumstances occur in which the Compensation Committee in its sole and absolute discretion deems it appropriate to act, the Compensation Committee has discretion to: (i) grant, upon exercise of the Option and in lieu of Common Shares, stock or other securities or property as the participant would have received had such participant exercised or vested in the Option immediately prior to the event; (ii) waive any limitations imposed on exercise or vesting; (iii) cancel all outstanding and unexercised Options; (iv) convert some or all Options into Options to purchase the stock or other securities of the surviving corporation; or (v) assume the outstanding and unexercised options to purchase stock or other securities of any corporation and convert such options into Options. The Compensation Committee also has the discretion to make certain adjustments or take other action with respect to the treatment of Restricted Shares or Other Rights.

Change in Control

Awards under the 2016 Equity Compensation Plan generally will become fully vested upon the occurrence of a Change in Control or a Termination Event, as those terms are defined in the plan.

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Certain Vesting Guidelines; Holding Periods

Unless the Compensation Committee determines otherwise, if the vesting condition for any award made to a participant who is an employee of the Company, or one of its subsidiaries, is based solely upon continued employment for a period of time, the vesting period shall not be less than 36 months for the vesting of the entire award (ratable portions of such awards may vest periodically during such period including the grant date). In addition, unless the Compensation Committee determines otherwise, if the vesting condition for any award made to a participant who is not an employee of the Company, or one of its subsidiaries, is based solely upon continued service for a period of time, such vesting period shall not be less than 12 months for the vesting of the entire award (ratable portions of such awards may vest periodically during such period including the grant date). These minimum vesting guidelines will not apply to awards under the Plan to a non-employee member of the Board. The Compensation Committee is also authorized to impose post-vesting holding periods on Common Shares acquired under the 2016 Equity Compensation Plan and to accelerate vesting.

Forfeiture for Dishonesty, Violation of Agreements or Termination for Cause; Clawback

The Compensation Committee may, subject to certain exceptions, terminate a participant's right to exercise an Option and cause him or her to forfeit all unexercised Options, all unvested Restricted Shares or all unvested Other Rights, and the Company shall have the right to cause the forfeiture of or repurchase all or any part of the Common Shares acquired by the participant upon any previous exercise of any Option or previous acquisition of Restricted Shares or Other Rights if the Compensation Committee determines that a participant has engaged in certain types of misconduct with respect to the Company or a subsidiary. The 2016 Equity Compensation Plan also authorizes the "clawback" of incentive compensation in the event that the Company restates its financial statements due to material noncompliance with financial reporting requirements.

2016 Equity Compensation Plan Benefits

The future benefits or amounts that would be received under the 2016 Equity Compensation Plan are discretionary and are therefore not determinable at this time. If the amendment to the 2016 Equity Compensation Plan had been in effect in 2017, there would have been no change in the awards that were granted in 2017.

The table below shows, as to each of our executive officers listed in the Summary Compensation Table earlier in this Proxy Statement and the other individuals and groups indicated, the number of Common Shares awarded under the 2016 Equity Compensation Plan since its adoption through March 15, 2018 that were subject to restrictions on the dates awarded. All of these awards were Restricted Shares.

Name and Principal Position	Number of Shares

Thomas M. O'Brien(1)	180,000
President and Chief Executive Officer
Andrew J. Rebholz(2)	189,000
Executive Vice President, Chief Financial Officer and Treasurer
Mark R. Young	96,000
Executive Vice President and General Counsel
Barry A. Richards(3)	96,000
Executive Vice President
William E. Myers(4)	40,000
Senior Vice President and Chief Accounting Officer
All current executive officers as a group	481,000
All current Directors who are not executive officers as a group	0
All employees and service providers, including all current officers who are not executive officers as a group	818,960

(1)
Mr. O'Brien resigned as President and Chief Executive Officer and as a Managing Director effective as of December 31, 2017.

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(2)
Mr. Rebholz was appointed Chief Executive Officer of the Company effective January 1, 2018 and was elected as a Managing Director of the Company on March 15, 2018.

(3)
Mr. Richards was appointed President and Chief Operating Officer of the Company effective January 1, 2018.

(4)
Mr. Myers was appointed Executive Vice President, Chief Financial Officer and Treasurer of the Company effective January 1, 2018.

Certain Federal Income Tax Consequences in Respect of the 2016 Equity Compensation Plan

The following is a summary of certain United States federal income tax consequences with respect to awards under the 2016 Equity Compensation Plan. Participants should consult with their own tax advisors and should not rely upon this summary.

Nonqualified Share Options

A participant in the 2016 Equity Compensation Plan will not be taxed upon the grant of an NSO. Rather, at the time of exercise of such NSO, the participant will generally recognize ordinary compensation income, subject to income tax and FICA (Social Security and Medicare) tax withholding, for federal income tax purposes in an amount equal to the excess of the fair market value of the Common Shares purchased over the exercise price. A participant's tax basis in the Common Shares received will be equal to the amount paid on exercise plus the ordinary compensation income recognized on the exercise of the NSO. The Company, as the recipient of the services rendered by the participant, will generally be entitled to a tax deduction at the same time and in the same amount that the participant recognizes ordinary compensation income.

If Common Shares acquired upon exercise of an NSO are later sold or exchanged, then the difference between the sales price and participant's tax basis will be taxable as long term or short term capital gain or loss depending upon the length of time the Common Shares have been held.

Incentive Share Options

A participant in the 2016 Equity Compensation Plan will not be taxed on grant of an ISO, nor taxed for regular federal income tax purposes on the timely exercise of an ISO. Exercise of an ISO will generally be timely if it is exercised while the participant is an employee of the Company (or a corporate affiliate) or within three months following termination of employment (one year in the case of a disabled participant). If an ISO remains exercisable outside the period described in the preceding sentence, the option will be treated as an NSO at exercise. See "Certain Federal Income Tax Consequences in Respect of the 2016 Equity Compensation Plan—Nonqualified Share Options."

If Common Shares acquired pursuant to the timely exercise of an ISO are later disposed of, and the holding period requirements described in the next paragraph are satisfied, the participant will recognize long term capital gain or loss equal to the difference between the amount realized upon such sale and the exercise price. The Company, under these circumstances, will not be entitled to any tax deduction in connection with either the exercise of the ISO or the sale of such Common Shares by the participant.

If, however, Common Shares acquired pursuant to the exercise of an ISO are disposed of by the participant prior to the expiration of two years from the date of the ISO's grant or within one year from the date such Common Shares are transferred on exercise (a disqualifying disposition), any gain realized by the participant generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the exercise price and the lesser of the fair market value of the Common Shares on the date the ISO is exercised or the amount realized on such disqualifying disposition; and (ii) as short term or long term capital gain (depending upon the length of time the Common Shares have been held) to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the Common Shares on the date which governs the

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determination of his or her ordinary income. Solely in the case of a disqualifying disposition, the Company will generally be entitled to a tax deduction at the same time and in the same amount that the participant recognizes ordinary income.

The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the exercise price will be an item of adjustment for purposes of the "alternative minimum tax" imposed by the Internal Revenue Code Section 55.

SARs

A participant in the 2016 Equity Compensation Plan will recognize ordinary compensation income at such time as the value of a SAR is actually paid in cash or Common Shares. The amount of such income will be the amount of cash distributed or the fair market value on the date of exercise of any Common Shares distributed less any base value paid. A participant's tax basis in distributed Common Shares will be equal to the amount paid plus the ordinary compensation income recognized on the exercise of the SAR. Any gain or loss on the subsequent sale of the Common Shares over the tax basis of the Common Shares will be taxable as long term or short term capital gain or loss depending upon the length of time the Common Shares have been held. The Company will generally be entitled to a tax deduction at the same time and in the same amount that the participant recognizes ordinary compensation income.

Share Awards

A participant in the 2016 Equity Compensation Plan receiving an unrestricted Common Share award (or the unrestricted portion of a Restricted Share award) will be taxed as ordinary compensation income in an amount equal to the fair market value of the Common Shares at the time of the award.

A participant generally will not be taxed upon the receipt of a Restricted Share award, but rather will recognize ordinary compensation income in an amount equal to the fair market value of the Common Shares at the time the Common Shares are no longer subject to a substantial risk of forfeiture, as defined in the Internal Revenue Code. A participant may, however, elect under Internal Revenue Code Section 83(b) and not later than 30 days after the transfer of such Common Shares to the participant to recognize ordinary compensation income at the time the Restricted Shares are awarded in an amount equal to the fair market value at that time, notwithstanding the fact that such Common Shares are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional income will be recognized by such participant at the time the restrictions lapse. However, if Common Shares subject to a Section 83(b) election are later forfeited, no tax deduction is allowable to the participant for the forfeited Common Shares.

The full amount of dividends or other distributions of property made with respect to Restricted Shares before the lapse of any applicable restrictions will constitute ordinary compensation income, unless a Section 83(b) election has been made.

The Company, as the recipient of the services rendered by the participant, will be entitled to a deduction at the same time as and in the same amount that the participant recognizes ordinary compensation income. If the participant makes a Section 83(b) election and later forfeits the Common Shares, the Company will be deemed to recognize ordinary income equal to the amount of the deduction previously allowed.

Company Deduction

The Company deductions referred to in this summary may be limited by Internal Revenue Code Section 162(m) for certain employees.

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2016 Equity Compensation Plan Information

The Company may grant Options and Common Shares (including Restricted Shares) from time to time under the 2016 Equity Compensation Plan to its officers, Directors, employees and other individuals who render services to the Company or a subsidiary. Upon shareholder approval of the amendment to the 2016 Equity Compensation Plan, an aggregate of 2,632,620 Common Shares will be reserved for issuance under the 2016 Equity Compensation Plan. In 2017, the Company issued 751,250 Common Shares to its Directors, officers, employees and others who provide services to the Company. The following table is as of December 31, 2017.

Plan Category	Number of Common Shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of Common Shares remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	None	N/A	632,620
Equity compensation plans not approved by security holders	None	N/A	None
Total	None	N/A	632,620

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Other Information

The Board believes that shareholder approval of the proposed amendment to the 2016 Equity Compensation Plan will better enable the Company to encourage its employees, officers, Directors and other individuals (whether or not employees) who render services to the Company or a subsidiary to continue their association with the Company by providing opportunities for them to participate in the ownership and future growth of the Company through the granting of Options, Restricted Shares and Other Rights. If the amendment to the 2016 Equity Compensation Plan is not approved by shareholders, the Compensation Committee may continue to grant awards under the 2016 Equity Compensation Plan in its current form until the earlier of such time as there are no longer any Common Shares that may be subject to awards or May 19, 2026, unless the 2016 Equity Compensation Plan is earlier terminated by the Board.

Approval of the proposed amendment to the 2016 Equity Compensation Plan requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at the 2018 Annual Meeting.

The Board of Directors recommends a vote "FOR" the approval of the amendment to the TravelCenters of America LLC 2016 Equity Compensation Plan.

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RATIFICATION OF THE
APPOINTMENT OF RSM US LLP
AS INDEPENDENT AUDITORS (ITEM 5)

The Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of our independent auditors annually and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of our operations and industry, the auditors' independence, legal proceedings involving the auditors, the results of PCAOB inspections and peer quality reviews of the auditors and the auditors' reputation in the marketplace. In connection with the mandated rotation of the independent auditors' lead engagement partner, the Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed RSM US LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2018. RSM US LLP has served as the Company's independent auditors since October 6, 2014, and is considered by management and the Audit Committee to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of RSM US LLP to serve as the independent registered public accounting firm is in the best interests of the Company and its shareholders.

The Audit Committee has determined to submit its selection of the independent auditors to the Company's shareholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint our independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to the Company by RSM US LLP for the fiscal years ended December 31, 2017 and 2016.

	2017 Fees(1)	2016 Fees

Audit Fees	$1,901,430	$1,787,195
Audit Related Fees	—	—
Tax Fees	67,200	38,750
All Other Fees	—	—

(1)
The amount of audit fees for 2017 is based on fees billed and paid to date and on the estimate for remaining fees provided by RSM US LLP to and approved by the Audit Committee for services provided to us by RSM US LLP, including in connection with the audit of the Company's 2017 financial statements and internal control over financial reporting. The final amount of the fees for those services may vary from the estimate provided.

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, the audit of internal control over financial reporting, work performed in connection with any registration statements and any applicable Current Reports on Form 8-K and the review of any of the Company's Quarterly Reports on Form 10-Q.

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Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, no services may be undertaken by our independent auditors unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or Nasdaq rules. In other circumstances, the Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

All services for which the Company engaged its independent auditors in 2017 and 2016 were approved by the Audit Committee. The total fees for audit and non-audit services provided by RSM US LLP in 2017 and 2016 are set forth above and, for 2017, include estimated fee amounts. The tax fees charged by RSM US LLP during 2017 and 2016 were for tax compliance services, including those related to the Company's income tax returns for the fiscal years ended December 31, 2016 and 2015, respectively. The Audit Committee approved the engagement of RSM US LLP to provide these non-audit services because it determined that RSM US LLP providing these services would not compromise RSM US LLP's independence and that the firm's familiarity with our record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more efficiently and at a lower cost than the Company could obtain these services from other providers.

Other Information

The Company has been advised by RSM US LLP that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of RSM US LLP will be present at the 2018 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at the 2018 Annual Meeting. If shareholders fail to approve the

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proposal, the Board may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint our independent auditors in the future.

The Board of Directors recommends a vote "FOR" the ratification of the appointment of RSM US LLP as independent auditors.

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NON-BINDING SHAREHOLDER PROPOSAL
REQUESTING THAT THE COMPANY
ELIMINATE THE CLASSIFICATION OF THE
BOARD OF DIRECTORS AFTER THE 2018
ANNUAL MEETING (ITEM 6)

The following shareholder proposal was submitted by UNITE HERE (the "Union"), which is a labor union. If the Union, or a representative of the Union who is qualified under state law, is present and properly submits the Union's proposal for a vote, then the proposal will be voted on at the 2018 Annual Meeting. In accordance with federal securities laws, the Company is including the Union's proposal and supporting statement in this proxy statement. The Company is not responsible for the Union's proposal or supporting statement. If approved, the Union's proposal would be a non-binding recommendation to the Board. So you can easily distinguish between information provided by the Union and the opposition statement of the Company, there is a box around the opposition statement of the Company.

UNITE HERE, 275 Seventh Avenue, New York, New York 10001, owner of 735 Common Shares, submitted the following proposal:

Proposal

RESOLVED, that the shareholders of TravelCentres of America, LLC ("TA," or the "Company") recommend that the Company shall take all necessary steps, in compliance with applicable law, to eliminate the classification of the Board of Directors after the 2018 election, such that implementation of this proposal should not prevent any Director elected at or before the annual meeting held in 2018 from completing the term for which such Director was or is elected.

Supporting statement

When Directors are held accountable for their actions, they perform better. This resolution urges the Board of Directors to facilitate a declassification of the board, which would enable shareholders to register their views on the performance of all directors at each annual meeting. Under the current structure, directors are elected to staggered three-year terms, so shareholders only have the opportunity to vote on a portion of the Board each year. Annual elections make directors more accountable to shareholders, and could thereby contribute to improving performance and increasing firm value. As of September 2017, Ernst and Young estimate that 89% of S&P 500 and 69% of S&P 1500 companies have adopted annual director elections.

Greater accountability to shareholders is needed on the board of TA, where last year between 32%-42% of votes were withheld from directors standing for election. At two related real estate investment trusts (REITs) (also externally advised by TA's external adviser, RMR), Hospitality Properties Trust (HPT) and Senior Housing Properties Trust (SNH), there were directors who were reappointed by the Board to serve after a majority of shares were voted against their re-election.

Director elections are one of the few tools shareholders have to hold our board accountable. Numerous other restrictions to shareholder rights are in place; directors do not currently require majority support for election, and the company's bylaws were recently amended to raise ownership and holding requirements for shareholders wishing to nominate a director or propose other business, far beyond the requirements for submitting proposals pursuant to SEC Rule 14a8.

Empirical studies have shown that staggered boards are associated with lower firm valuation and poor corporate decision-making. (Bebchuk and Cohen, 2005; Faleye, 2007; Frakes, 2007). Firms with classified

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boards are more likely to make acquisitions that decrease shareholder value (Masulis, Wang, and Xie, 2007), and are associated with lower returns to shareholders in the event of a takeover (Bebchuk, Coates, and Subramanian, 2002). TA's 1- and 3-year total shareholder return (TSR), according to ISS, trails the Russell 3000 and GICS 6010 TSR indices.

To improve corporate governance at TA, thereby preserving shareholder value and strategic opportunities, we urge shareholders demand annual elections for all TA Directors.

The Company's Statement about the Union's Proposal

After consideration, the Board has concluded that the Union's proposal is not in the best interests of the Company and unanimously recommends that shareholders vote "AGAINST" the proposal for the following reasons:

What Is Good for the Union Is Not Good for the Company.

  •
  The Union has a long history of acquiring small amounts of stock in companies and then making proposals to, or bringing litigation against, those companies to pressure them or their related persons towards its labor union agenda.2 The Union states that it owns 735 shares of the Company, or less than 0.00002% of our total Common Shares outstanding. The Union's mission is to represent and advance the interests of union members and potential members, not the Company's interests. The Union does not even know the Company's name, calling it "TravelCentres of America, LLC" in the above proposal. The Board believes that the Union has submitted its proposal to further the Union's own special interests, which are not aligned with those of the Company or other Company shareholders.

  •
  The Board believes that the Union's proposal promotes a "one-size fits all" corporate governance approach for the Company in order to apply pressure to the Company and its related persons and promote the Union's separate agenda, not the interests of the Company. The Board also believes that, in doing so, the Union seeks to take advantage of the influence of proxy voting advisory services and the rigid application of voting guidelines that promote "one-size fits all" corporate governance structures.

Empirical Evidence Does Not Support the Union's "One Size Fits All" Approach to Corporate Governance.

The studies on which the Union relies were all done more than ten years ago, in different market circumstances. More recent and more comprehensive analyses have demonstrated the benefits of staggered boards. For example:

  •
  A 2017 study of companies from 1978-2015 affirms that "the relation between board structure and firm value is nuanced and heterogeneous" and reaches results that "challenge the 'one-size-fits-all' policy that favors the annual election of directors...as inconsistent with the empirical evidence on staggered boards." (K. J. Martijn Cremers, Lubomir P. Litov and Simone M. Sepe, "Staggered Boards and Long-Term Firm Value, Revisited" (2017)).

  •
  Overall, empirical evidence suggests that classified boards serve a positive, constructive role in corporate governance. (K. J. Martijn Cremers and Simone M. Sepe, "The Shareholder Value of Empowered Boards" (2016)).

2
For example, see UNITE HERE v. Cintas Corp., No. 06 Civ. 7061 (DCL), 2006 WL 2859279 at *10 (S.D.N.Y. Oct. 11, 2006) where it was noted that the Union brought a lawsuit alleging securities law violations "as part of the [Union's] campaign to harass a corporation and gain leverage in a unionization struggle" and with "no genuine belief in the merits of its claims."

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  •
  Anti-takeover provisions, including classified boards, correlate positively with corporate innovation and long term value creation. (Thomas J. Chemmanur and Xuan Tian, "Do Anti-Takeover Provisions Spur Corporate Innovation?" AFA 2012 Chicago Meetings Paper (2013)).

  •
  Efforts by shareholder activists to repeal or consistently vote against anti-takeover provisions like classified boards, as well as the increasing trend to create corporate governance metrics that punish companies for having anti-takeover provisions, are inconsistent with evidence that demonstrates that these provisions can benefit shareholders. (Miroslava Straska and Gregory Waller, "Do Antitakeover Provisions Harm Shareholders?" Journal of Corporate Finance (2010)).

  •
  Provisions protecting a company from unsolicited takeover, including a classified board, allow management to focus on and facilitate long term value creation. (Gary Caton, Choo Yong and Jeremy Goh, "Corporate Governance, Shareholder Rights, and Shareholder Rights Plans: Poison, Placebo, or Prescription?" Journal of Financial and Quantitative Analysis (2008)).

  •
  Public companies with higher quality managers generally have a greater number of anti-takeover provisions, such as classified boards, and achieve better operating and stock return performance compared to other public companies. (Thomas J. Chemmanur, Imants Paeglis and Karen Simonyan, "Management Quality and Anti-Takeover Provisions" (2007)).

A Classified Board Promotes Long Term Strategies That Are Essential for the Company's Continued Success.

  •
  We believe that good business governance and enhanced shareholder value results from having qualified Board members who are willing to devote the time necessary to understand our business. We believe our ability to attract such persons to make such a commitment to our Company is enhanced by having multi-year terms.

  •
  A number of well informed observers of business governance have noted that frequent board turnover may damage a business's success. For example, Chief Justice Leo E. Strine of the Delaware Supreme Court has observed that frequent shareholder intervention distracts board members from profit producing activities. (Leo E. Strine, Jr. "One Fundamental Corporate Governance Question We Face: Can Corporations be Managed for the Long Term Unless Their Powerful Electorates Also Act and Think Long Term?" (2010)).

  •
  We believe that the Union's "one size fits all" approach to classified boards—that is, to declassify them all—is not in the best interest of our Company. In particular, we believe that a classified board encourages our Directors to look to the long term best interest of the Company versus the often short term focus of certain investors and special interest groups. We believe that the annual election of our entire Board would enhance the power of special interests groups and those with a short term focus to leverage the Board election process to promote a specific agenda rather than the best interests of the Company.

For the foregoing reasons, among others, the Board believes that the Union's proposal is not in the best interests of the Company and unanimously recommends that shareholders vote "AGAINST" Item 6.

Approval of the Union's proposal requires the affirmative vote of seventy five percent (75%) of the votes entitled to be cast by the holders of the Common Shares voting in person or by proxy at the 2018 Annual Meeting. As an advisory vote, if approved, the Union's proposal would be a non-binding recommendation to the Board.

The Board of Directors recommends a vote "AGAINST" the Union's proposal.

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OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Secretary

Newton, Massachusetts
March 16, 2018

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ANNEX A

TRAVELCENTERS OF AMERICA LLC
2016 EQUITY COMPENSATION PLAN, AS AMENDED

1.     PURPOSE

The purpose of this TravelCenters of America LLC 2016 Equity Compensation Plan (the "Plan") is to encourage employees, officers, directors and other individuals (whether or not employees) who render services to TravelCenters of America LLC (the "Company") or its affiliates to continue their efforts for and association with the Company or its affiliates by providing opportunities for them to participate in the ownership of the Company and in its future growth through the granting of options to acquire the Company's shares ("Options"), grants of shares some of which may be subject to restrictions ("Restricted Shares") and other rights, (including Share Appreciation Rights (as defined in Section 6)) to receive compensation in amounts determined by the value of the Company's shares ("Other Rights"). The term "Subsidiary" as used in the Plan means a corporation or other business entity of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent or more of the total combined voting power of all classes of stock, in the case of a corporation, or fifty percent or more of the total combined interests by value, in the case of any other type of business entity.

2.     ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Compensation Committee of the Company's Board of Directors or such other committee of the Board of Directors as the Board of Directors may designate (the "Independent Administrative Committee") except in instances where it is necessary or advisable (including to comply with applicable law or regulation) to provide for administration by the Company's Board of Directors (the "Board") itself. The Independent Administrative Committee shall from time to time determine to whom awards shall be granted under the Plan, whether Options granted shall be incentive share options ("ISOs") or nonqualified share options ("NSOs"), the terms of the Options (including vesting provisions) and the number of Common Shares (as hereinafter defined) that may be granted under Options, and the terms and number of Restricted Shares or Other Rights. The Independent Administrative Committee shall report to the Board the names of individuals to whom Options, Restricted Shares or Other Rights are to be granted, the number of shares covered and the terms and conditions of each grant. In instances where the Board is administering the Plan, references in the Plan to the Independent Administrative Committee shall be deemed to refer to the Board.

The Independent Administrative Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, which shall include, without limitation, the discretion to impose holding periods on Common Shares acquired pursuant to awards granted hereunder. All questions of interpretation and application of the Plan or such rules and regulations and of awards granted hereunder shall be subject to the discretionary determination of the Independent Administrative Committee, which shall be final and binding. The Plan shall be administered in such a manner as to permit those Options granted hereunder and specially designated under Section 5 hereof as ISOs to qualify as incentive stock options for purposes of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

For so long as Section 16 of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), is applicable to the Company, each member of the Independent Administrative Committee shall be a "non-employee director" or the equivalent within the meaning of Rule 16b-3 under the Exchange Act, and, for so long as deemed necessary or appropriate to the Board or the Independent Administrative Committee, an "outside director" within the meaning of Section 162 of the Code and the regulations thereunder.

With respect to persons subject to Section 16 of the Exchange Act ("Insiders"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the

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Exchange Act. To the extent any provision of the Plan or action by the Independent Administrative Committee fails to so comply, it shall be deemed to be modified so as to be in compliance with such Rule, or, if such modification is not possible, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Independent Administrative Committee.

3.     STOCK SUBJECT TO THE PLAN

The total number of common shares of the Company that may be subject to Options, Restricted Share grants and Other Rights under the Plan shall be 4,300,000 shares of the Company's common shares (the "Common Shares"), from authorized but unissued shares or treasury shares. The maximum number of Common Shares subject to Options that may be granted to any Optionee in the aggregate in any calendar year shall not exceed 100,000 shares. The number of shares stated in this Section 3 shall be subject to adjustment in accordance with the provisions of Section 11. Restricted Shares that fail to vest, Common Shares subject to an Option that is not fully exercised prior to its expiration or other termination and shares subject to Other Rights that are not delivered pursuant to such award shall again become available for grant under the terms of the Plan. Common Shares tendered for payment of the exercise price of an Option or satisfaction of tax withholding obligations and Common Shares subject to a Share Appreciation Right which are not delivered upon the full exercise of the Share Appreciation Right will not again become available for grant under the Plan. In the event that the Company uses the proceeds from exercises of Options under the Plan to repurchase Common Shares in the market, any such shares so repurchased shall not increase the number of Common Shares available for grant under the Plan.

4.     ELIGIBILITY

The individuals who shall be eligible to receive Option grants, Restricted Share grants and grants of Other Rights under the Plan shall be employees, officers, directors and other individuals who render services in connection with the management, operation or development of the Company or a Subsidiary and who have contributed or may be expected to contribute to the success of the Company or a Subsidiary. ISOs shall not be granted to any individual who is not an employee of the Company or a Subsidiary that is a corporation. The term "Optionee," as used in the Plan, refers to any individual to whom an Option has been granted.

5.     TERMS AND CONDITIONS OF OPTIONS

Every Option shall be evidenced by a written Share Option Agreement in such form as the Independent Administrative Committee shall approve from time to time, specifying the number of Common Shares that may be purchased pursuant to the Option, the time or times at which the Option shall become exercisable in whole or in part, whether the Option is intended to be an ISO or an NSO and such other terms and conditions as the Independent Administrative Committee shall approve, and containing or incorporating by reference the following terms and conditions.

(a)
DURATION.    Each Option shall expire no more than ten years from its date of grant; provided, however, that no ISO granted to an employee who owns (directly or under the attribution rules of Section 424(d) of the Code) shares possessing more than ten percent of the total combined voting power of all classes of shares of the Company or any Subsidiary shall expire not later than five years from its date of grant.

(b)
EXERCISE PRICE.    The exercise price of each Option shall be specified by the Independent Administrative Committee in its discretion; provided, however, that the exercise price shall be at least 100 percent of the Fair Market Value (as hereinafter defined) of the shares on the date on which the Independent Administrative Committee awards the Option, which shall be considered the date of grant of the Option for purposes of fixing the exercise price; and provided, further, that the exercise price with respect to an ISO granted to an employee who at the time of grant owns (directly or under the attribution rules of Section 424(d) of the Code) stock representing more than ten percent of the voting power of all classes of stock of the Company or of any Subsidiary shall be at least 110 percent

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  of the Fair Market Value of the shares on the date of grant of the ISO. For purposes of the Plan, except as may be otherwise explicitly provided in the Plan or in any Share Option Agreement, the "Fair Market Value" of a Common Share at any particular date shall be determined according to the following rules: (i) if the Common Shares are not at the time listed or admitted to trading on a stock exchange, the Fair Market Value shall be the closing price of a Common Share on the date in question in the over-the-counter market, as such price is reported in a publication of general circulation selected by the Board and regularly reporting the price of the Common Shares in such market, including any market that is outside of the United States; provided, however, that if the price of the Common Shares is not so reported, the Fair Market Value shall be determined in good faith by the Board, which may take into consideration (1) the price paid for Common Shares in the most recent trade of a substantial number of shares known to the Board to have occurred at arm's length between willing and knowledgeable investors, (2) an appraisal by an independent party or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect; or (ii) if the Common Shares are at the time listed or admitted to trading on any stock exchange, including any market that is outside of the United States, then the Fair Market Value shall be the closing sale price of the Common Shares on the date in question on the principal exchange on which the Common Shares are then listed or admitted to trading. If no reported sale of Common Stock takes place on the date in question on the principal exchange, then the most recent previous reported closing sale price (or, in the Board's discretion, the reported closing asked price) of the Common Shares on such date on the principal exchange shall be determinative of Fair Market Value.

(c)
METHOD OF EXERCISE.    To the extent that it has become exercisable under the terms of the Share Option Agreement, an Option may be exercised from time to time by notice acceptable to the Chief Executive Officer of the Company, or his delegate, stating the number of shares with respect to which the Option is being exercised and accompanied by payment of the exercise price in cash or check payable to the Company or, if the Share Option Agreement so provides, other payment or deemed payment described in this Section 5(c). Such notice shall be delivered in person to the Chief Executive Officer of the Company, or his delegate, or shall be sent by registered mail, return receipt requested, to the Chief Executive Officer of the Company, or his delegate, in which case delivery shall be deemed made on the date such notice is deposited in the mail.

Alternatively, payment of the exercise price may be made:

  (i)
  In whole or in part in Common Shares already owned by the Optionee or to be received upon exercise of the Option; provided, however, that such shares are fully vested and free of all liens, claims and encumbrances of any kind; and provided, further, that the Optionee may not make payment in Common Shares that he acquired upon the earlier exercise of any ISO (or other "incentive stock option"), unless he has held the shares for at least two years after the date the ISO was granted and at least one year after the date the ISO was exercised. If payment is made in whole or in part in Common Shares, then the Optionee shall deliver to the Company share certificates or other evidence of legal and beneficial ownership registered in his name representing a number of Common Shares legally and beneficially owned by him, fully vested and free of all liens, claims and encumbrances of every kind and having a Fair Market Value on the date of delivery that is not greater than the exercise price, such share certificates or other evidence of legal and beneficial ownership to be duly endorsed, or accompanied by stock powers duly endorsed, by the record holder of the Common Shares being delivered. If the exercise price exceeds the Fair Market Value of the shares so delivered, the Optionee shall also deliver cash or a check payable to the order of the Company in an amount equal to the amount of that excess or, if the Share Option Agreement so provides, his promissory note as described in paragraph (2) of this Section 5(c); or

  (ii)
  By payment of the exercise price in whole or in part by delivery of the Optionee's recourse promissory note, in a form specified by the Company, secured by the Common Shares acquired upon exercise of the Option and such other security as the Independent Administrative

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    Committee may require; provided that this method of payment of the exercise price shall not be available to the extent that such method of exercise is prohibited by Section 402 of the Sarbanes-Oxley Act of 2002 (generally prohibiting public companies from making loans to or extending credit to directors and executive officers).

At the time specified in an Optionee's notice of exercise, the Company shall, without issue or transfer tax to the Optionee, deliver to the Optionee at the main office of the Company, or such other place as shall be mutually acceptable, a certificate for the Common Shares or other evidence of legal and beneficial ownership as to which such Optionee's Option is exercised. If the Optionee fails to pay for or to accept delivery of all or any part of the number of Common Shares specified in the Optionee's notice upon tender of delivery thereof, the Optionee's right to exercise the Option with respect to those shares shall be terminated, unless the Company otherwise agrees.

(d)
EXERCISABILITY.    An Option may be exercised so long as it is outstanding from time to time in whole or in part, to the extent and subject to the terms and conditions that the Independent Administrative Committee in its discretion may provide in the Share Option Agreement. Such terms and conditions shall include provisions for exercise within twelve (12) months after the Optionee's death or disability (within the meaning of Section 22(e)(3) of the Code), provided that no Option shall be exercisable after the expiration of the period described in paragraph (a) above. Except as the Independent Administrative Committee in its discretion may otherwise provide in the Share Option Agreement, an Option shall cease to be exercisable upon the expiration of ninety (90) days following the termination of the Optionee's employment with, or the Optionee's other provision of services to, the Company or a Subsidiary (or such later date as may be established at grant or at a later date by the Independent Administrative Committee), subject to paragraph (a) above and Section 11 hereof.

(e)
NOTICE OF ISO STOCK DISPOSITION.    The Optionee must notify the Company promptly in the event that he sells, transfers, exchanges or otherwise disposes of any Common Shares issued upon exercise of an ISO before the later of (i) the second anniversary of the date of grant of the ISO and (ii) the first anniversary of the date the shares were issued upon the exercise of the ISO.

(f)
NO RIGHTS AS SHAREHOLDER.    An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the date of issuance of a share certificate or other evidence of legal and beneficial ownership to him for the shares. No adjustment shall be made for dividends or other rights for which the record date is earlier than the date the share certificate or other evidence of legal and beneficial ownership is issued, other than as required or permitted pursuant to Section 11.

(g)
TRANSFERABILITY OF OPTIONS.    Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee, except that the Independent Administrative Committee may specify in a Share Option Agreement that pertains to an NSO that the Optionee may transfer such NSO to a member of the Immediate Family (as hereinafter defined) of the Optionee, to a trust solely for the benefit of the Optionee and the Optionee's Immediate Family, or to a partnership or limited liability company whose only partners or members are the Optionee and members of the Optionee's Immediate Family. "Immediate Family" shall mean, with respect to any Optionee, such Optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

(h)
NO OPTION OR SHARE APPRECIATION RIGHT RE-PRICING.    Without limitation of the authority set forth in Section 3 or Section 11 hereof, no Option (or SAR (as defined below)) shall have its exercise or strike price lowered nor shall any Option or SAR be settled, cancelled, forfeited, exchanged or surrendered in exchange or otherwise in consideration for a new Option or SAR with an exercise or strike price that is less than that of such settled, cancelled, forfeited, exchanged or surrendered Option or SAR (or in exchange for cash or another type of award or consideration), unless the shareholders of the Company shall have approved of such transaction.

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6.     SHARE APPRECIATION RIGHTS

The Independent Administrative Committee may grant Share Appreciation Rights ("SARs") in respect of such number of Common Shares subject to the Plan as it shall determine, in its discretion, and may grant SARs either separately or in connection with Options, as described in the following sentence. SARs granted in connection with an Option may be exercised only to the extent of the surrender of the related Option, and, to the extent of the exercise of the related Option, the SAR shall terminate. Common Shares covered by an Option that terminates upon the exercise of a related SAR shall cease to be available under the Plan. The terms and conditions of a SAR related to an Option shall be contained in the Share Option Agreement, and the terms of a SAR not related to any Option shall be contained in a SAR Agreement.

Upon exercise of a SAR, the Optionee shall be entitled to receive from the Company an amount equal to the excess of the Fair Market Value, on the exercise date, of the number of shares of Common Stock as to which the SAR is exercised, over the exercise price for those shares under a related Option or, if there is no related Option, over the base value stated in the SAR Agreement. Any amount payable by the Company upon exercise of a SAR shall be paid in the form of cash or other property (including Common Shares), as provided in the Share Option Agreement or SAR Agreement governing the SAR.

7.     RESTRICTED SHARES

The Independent Administrative Committee may grant or award Restricted Shares in respect of such number of Common Shares, and subject to such terms or conditions, as it shall determine and specify in a Restricted Share Agreement, and may provide in a Share Option Agreement for an Option to be exercisable for Restricted Shares.

A holder of Restricted Shares shall have all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends, unless the Independent Administrative Committee shall otherwise determine. Unless a grantee's Restricted Share Agreement provides to the contrary, unvested Restricted Shares granted under the Plan shall not be transferred without the written consent of the Board. In addition, at the time of termination for any reason of a grantee's employment or other service relationship with the Company or a Subsidiary, the Company shall have the right, in the case of unvested Restricted Shares, (1) to cause the forfeiture of such shares for no consideration (2) to purchase all or any of such shares at a price equal to the lower of (a) the price paid to the Company for such shares or (b) the Fair Market Value of such shares at the time of repurchase, (3) to waive vesting requirements, (4) to permit continued vesting based on such criteria as the Independent Administrative Committee shall determine or (5) to provide for such other treatment as the Independent Administrative Committee shall determine and set forth in the applicable agreement. Nothing in the Plan shall be construed to give any person the right to require the Company to purchase any Common Shares granted as Restricted Shares.

Share certificates, if any, representing Restricted Shares shall be imprinted with a legend to the effect that the shares represented may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the Restricted Share Agreement and, if the Independent Administrative Committee so determines, the holder may be required to deposit the share certificates or other evidence of legal and beneficial ownership with the President, Treasurer, Secretary or other officer of the Company or with an escrow agent designated by the Independent Administrative Committee, together with a stock power or other instrument of transfer appropriately endorsed in blank. In the event that the Restricted Shares are not represented by a share certificate, the Company shall direct the Company's registrar and transfer agent to make an appropriate notation of the restrictions on transfer to which the Restricted Shares are subject in the stock books and records of the Company.

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8.     OTHER RIGHTS

Subject to the provisions of the Plan, the Independent Administrative Committee shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Rights shall be granted. Each Participant who is granted an Other Right shall receive an award agreement, containing such terms and conditions as the Independent Administrative Committee shall determine, in its sole discretion, which agreement shall set forth, among other things, the number of Common Shares to be granted pursuant to such Other Rights, or the manner in which such Other Rights shall be settled (e.g., in Common Shares, cash or other property), or the conditions, if any, to the vesting and/or payment or settlement of such Other Rights (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Rights. The Independent Administrative Committee may make awards of Other Rights consisting of unrestricted Common Shares to such individuals and in such amounts as the Independent Administrative Committee may determine (subject to Section 13(d)). To the extent that an Other Award is granted with a vesting condition based upon the attainment of performance criteria, any dividends payable with respect to the Common Shares subject to the award (or dividend equivalents awarded with respect to such award) shall be subject to the same performance criteria as are applicable to the award to which the dividend or dividend equivalent relate and shall be paid or forfeited, as the case may be, based on the attainment, or failure to attain, the applicable performance criteria.

9.     METHOD OF GRANTING OPTIONS, RESTRICTED SHARES AND OTHER RIGHTS

The grant of Options, Restricted Shares and Other Rights shall be made by action of the Board or the Independent Administrative Committee, at a meeting at which a quorum of its members is present, or by written consent of its members; provided, however, that if an individual to whom a grant has been made fails to execute and deliver to the Independent Administrative Committee a Share Option Agreement, Restricted Share Agreement or SAR Agreement (or an agreement evidencing an Other Right) within thirty (30) days after it is submitted to him, the Option, Restricted Shares or SAR granted under the applicable agreement shall be voidable by the Company at its election, without further notice to the grantee.

10.  REQUIREMENTS OF LAW

The Company shall not be required to transfer Restricted Shares or to sell or issue any Common Shares upon the exercise of any Option or the exercise or vesting of an award of Other Rights (as applicable) if the issuance of such restricted Shares or Common Shares will result in a violation by the recipient or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended from time to time (the "Securities Act"), upon the transfer of Restricted Shares or the exercise of any Option or the exercise or vesting of an award of Other Rights (as applicable), the Company shall not be required to issue Restricted Shares or Common Shares, as the case may be, unless the Independent Administrative Committee has received evidence satisfactory to it to the effect that the holder of the Restricted Shares or the Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that registration is not required. Any determination in this connection by the Independent Administrative Committee shall be conclusive. The Company shall not be obligated to take any other affirmative action in order to cause the transfer of Restricted Shares or the exercise of an Option or the delivery of shares with respect to the exercise or vesting of an award of Other Rights (as applicable) to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable state securities laws.

11.  CHANGES IN CAPITAL STRUCTURE

In the event that the outstanding Common Shares are hereafter changed for a different number or kind of shares or other securities of the Company, by reason of a reorganization, recapitalization, exchange of shares, share split, combination of shares or dividend payable in shares or other securities or similar

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corporate event, the Independent Administrative Committee shall have the right and discretion to make a corresponding adjustment in the number and kind of shares or other securities covered by outstanding Options and Other Rights and for which Options, Restricted Shares and Other Rights may be granted under the Plan. Any such adjustment in outstanding Options (and, if applicable, Other Rights) shall be made without change in the total price applicable to the unexercised portion of the Option (or Other Right, if applicable), but the price per share specified in the applicable award agreement shall be correspondingly adjusted; provided, however, that no adjustment shall be made with respect to an ISO that would constitute a modification as defined in Section 424 of the Code which would cause the Option to fail to constitute an ISO without the consent of the holder. Any such adjustment made by the Independent Administrative Committee shall be conclusive and binding upon all affected persons, including the Company and all Optionees and holders of Other Rights.

If while unexercised Options or Other Rights remain outstanding under the Plan the Company merges or consolidates with a wholly-owned subsidiary for the purpose of incorporating itself, including under the laws of another jurisdiction, the Optionees or holders of Other Rights will be entitled to acquire shares of common stock of the incorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such incorporation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided above) and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the incorporated Company.

Except as otherwise provided in the preceding paragraph, if the Company or a Subsidiary is merged or consolidated with another corporation, whether or not the Company is the surviving entity, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised or unvested Options, Restricted Shares or Other Rights remain outstanding under the Plan, or if other circumstances occur in which the Independent Administrative Committee in its sole and absolute discretion deems it appropriate for the provisions of this paragraph to apply (in each case, an "Applicable Event"), then: (a) in the discretion of the Independent Administrative Committee, each holder of an outstanding Option or Other Right shall be entitled, upon exercise of the Option (or exercise or vesting of the Other Right), to receive in lieu of Common Shares, such stock or other securities or property as he would have received had he exercised or vested in the Option or Other Right immediately prior to the Applicable Event; or (b) the Independent Administrative Committee may, in its sole and absolute discretion, waive, generally or in one or more specific cases, any limitations imposed on exercise or vesting (including without limitation a change in any existing vesting schedule) so that, in the case of awards subject to exercise, some or all Options or Other Rights from and after a date prior to the effective date of such Applicable Event, specified by the Independent Administrative Committee, in its sole and absolute discretion, shall be exercisable; or (c) the Independent Administrative Committee may, in its sole and absolute discretion, cancel outstanding and unexercised Options and Other Rights as of the effective date of any such Applicable Event; or (d) the Independent Administrative Committee may, in its sole discretion, convert some or all Options or Other Rights into Options or Other Rights with respect to the stock or other securities of the surviving corporation pursuant to an Applicable Event; or (e) the Independent Administrative Committee may, in its sole and absolute discretion, assume the outstanding and unexercised options to purchase stock or other securities of any corporation and convert such options into Options to purchase Common Stock, whether pursuant to this Plan or not, pursuant to an Applicable Event; provided, however, that notice of any cancellation pursuant to clause (c) shall be given to each holder of an Option or Exercisable Other Right not less than ten business days preceding the effective date of such Applicable Event; and provided, further, that the Independent Administrative Committee may, in its sole and absolute discretion waive, generally or in one or more specific instances, any limitations imposed on exercise (including a change in any existing exercise schedule) with respect to any Option or exercisable Other Right so that such Option shall be exercisable in full or in part, as the Independent Administrative Committee may, in its sole and absolute discretion, determine, during such ten business day period. Notwithstanding the foregoing, immediately upon the occurrence of a "Change in Control" or "Termination Event" (as each is defined on Exhibit A hereto) all awards issued and outstanding under the Plan shall become fully vested and exercisable (as the case may be), whether or not the holder of the award experiences a termination of employment or service in connection with the Change in Control.

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Except as expressly provided to the contrary in this Section 11, the issuance by the Company of Common Shares or other equity securities of any class for cash or property or for services, either upon direct sale or upon the exercise of rights or warrants, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect the number, class or price of Common Shares then subject to outstanding Options or Other Rights.

12.  FORFEITURE FOR DISHONESTY, VIOLATION OF AGREEMENTS OR TERMINATION FOR CAUSE

Notwithstanding any provision of the Plan to the contrary (other than Section 13(c), which this Section 12 shall be subject to), if the Independent Administrative Committee determines, after full consideration of the facts, that:

(a)
the Optionee (or holder of Restricted Shares or Other Rights) has been engaged in fraud, embezzlement or theft in the course of his employment by or involvement with the Company or a Subsidiary, has made unauthorized disclosure of trade secrets or other proprietary information of the Company or a Subsidiary or of a third party who has entrusted such information to the Company or a Subsidiary, or has been convicted of a felony, or crime involving moral turpitude or any other crime which reflects negatively upon the Company; or

(b)
the Optionee (or holder of Restricted Shares or Other Rights) has violated the terms of any employment, noncompetition, nonsolicitation, confidentiality, nondisclosure or other similar agreement with the Company to which he is a party; or

(c)
the employment or involvement with the Company or a Subsidiary of the Optionee (or holder of Restricted Shares or Other Rights) was terminated for "cause," as defined in any employment agreement with the Optionee (or holder of Restricted Shares or Other Rights), if applicable, or if there is no such agreement, as determined by the Independent Administrative Committee, which may determine that "cause" includes among other matters the willful failure or refusal of the Optionee (or holder of Restricted Shares or Other Rights) to perform and carry out his assigned duties and responsibilities diligently and in a manner satisfactory to the Independent Administrative Committee; then the Optionee's right to exercise an Option shall terminate as of the date of such act (in the case of (a) or (b)) or such termination (in the case of (c)), the Optionee shall forfeit all unexercised Options (or the holder shall forfeit all unvested Restricted Shares or unvested Other Rights) and the Company shall have the right to repurchase all or any part of the Common Shares acquired by the Optionee upon any previous exercise of any Option (or any previous acquisition by the holder of Restricted Shares or Other Rights, whether then vested or unvested), at a price equal to the lower of (a) the amount paid to the Company upon such exercise or acquisition (or to cause such shares to be forfeited without consideration if no amount was paid), or (b) the Fair Market Value of such shares at the time of repurchase. If an Optionee whose behavior the Company asserts falls within the provisions of the clauses above has exercised or attempts to exercise an Option prior to consideration of the application of this Section 12 or prior to a decision of the Independent Administrative Committee, the Company shall not be required to recognize such exercise until the Independent Administrative Committee has made its decision and, in the event any exercise shall have taken place, it shall be of no force and effect (and shall be void AB INITIO) if the Independent Administrative Committee makes an adverse determination; provided, however, that if the Independent Administrative Committee finds in favor of the Optionee then the Optionee will be deemed to have exercised the Option retroactively as of the date he originally gave notice of his attempt to exercise or actual exercise, as the case may be. The decision of the Independent Administrative Committee as to the cause of an Optionee's (or holder of Restricted Shares or Other Rights) discharge and the damage done to the Company shall be final, binding and conclusive. No decision of the Independent Administrative Committee, however, shall affect in any manner the finality of the discharge of such Optionee (or holder of Restricted Shares or Other Rights) by the Company. For purposes of this Section 12, reference to the Company shall include any Subsidiary.

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13.  MISCELLANEOUS

(a)   NO GUARANTEE OF EMPLOYMENT OR OTHER SERVICE RELATIONSHIP. Neither the Plan nor any Share Option Agreement, Restricted Share Agreement or SAR Agreement shall give an employee the right to continue in the employment of the Company or a Subsidiary or give the Company or a Subsidiary the right to require an employee to continue in employment. Neither the Plan nor any Share Option Agreement, Restricted Share Agreement or other agreement hereunder shall give a director or other service provider the right to continue to perform services for the Company or a Subsidiary or give the Company or a Subsidiary the right to require the director or service provider to continue to perform services.

(b)
TAX WITHHOLDING.    To the extent required by law, the Company shall withhold or cause to be withheld income and other taxes with respect to any income recognized by a grantee by reason of the exercise or vesting of an Option or Restricted Shares, or payments with respect to Other Rights, and as a condition to the receipt of any Option, Restricted Share or Other Rights the grantee shall agree that if the amount payable to him by the Company and any Subsidiary in the ordinary course is insufficient to pay such taxes, then he shall upon the request of the Company pay to the Company an amount sufficient to satisfy its tax withholding obligations.

Without limiting the foregoing, the Independent Administrative Committee may in its discretion permit any grantee's withholding obligation to be paid in whole or in part in the form of Common Shares by withholding from the shares to be issued or by accepting delivery from the grantee of shares already owned by him. The Fair Market Value of the shares for such purposes shall be determined as set forth in Section 5(b). An Optionee may not make any such payment in the form of Common Shares acquired upon the exercise of an ISO until the shares have been held by him for at least two years after the date the ISO was granted and at least one year after the date the ISO was exercised. If payment of withholding taxes is made in whole or in part in Common Shares, the grantee shall deliver to the Company share certificates registered in his name or other evidence of legal and beneficial ownership of Common Shares owned by him, fully vested and free of all liens, claims and encumbrances of every kind, duly endorsed or accompanied by stock powers duly endorsed by the record holder of the shares represented by such share certificates. If the grantee is subject to Section 16(a) of the Exchange Act, his ability to pay his withholding obligation in the form of Common Shares shall be subject to such additional restrictions as may be necessary to avoid any transaction that might give rise to liability under Section 16(b) of the Exchange Act.

(c)
RECOUPMENT POLICY.    If (1) the Company is required to prepare an accounting restatement due to the material non-compliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws and (2) a recipient of an award under the Plan knowingly engaged in such misconduct then the Independent Administrative Committee may determine in its discretion that absent such non-compliance a lesser award would have been awarded under the Plan or that a lesser amount would have been realized with respect to an award or awards under the Plan. In the event that the Independent Administrative Committee makes such a determination, the Independent Administrative Committee may cause, in its discretion, any such award granted under the Plan to such a recipient which is unvested or unexercised to be reduced or eliminated and may require any such participant who has exercised or become vested in such an award to repay all or a portion of such award to the Company. Any determination of the Independent Administrative Committee hereunder shall be conclusive and binding on the Company and the applicable award recipient. The determination of the Independent Administrative Committee need not be uniform with respect to award recipients. Each recipient of an award under the Plan shall conclusively be deemed to have consented to the authority of the Independent Administrative Committee hereunder. The provisions of this Section 13(c) and those of Section 12 shall be of no force or effect from and after the occurrence of a Change in Control or a Termination Event or upon such additional events as the Independent Administrative Committee may specify.

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(d)
CERTAIN VESTING RULES.    Unless otherwise determined by the Independent Administrative Committee in its discretion, (1) if the vesting condition for any award made to a participant who is an employee of the Company or a Subsidiary is based solely upon continued employment for a period of time, such vesting period shall not be less than 36 months for the vesting of the entire Award (provided that ratable portions of each such award may vest periodically during such 36 month period) and (2) if the vesting condition for any award made to a participant who is not an employee of the Company or a Subsidiary is based solely upon continued service for a period of time, such vesting period shall not be less than 12 months for the vesting of the entire award. The minimum vesting requirement set forth in the preceding sentence shall not apply to awards under the Plan to a non-employee member of the Board. The provisions of this Section 13(d) shall not be construed to limit the provisions of Section 11 or to limit the ability of the Independent Administrative Committee to accelerate awards upon a termination of a participant's employment (which the Independent Administrative Committee may do in its discretion).

(e)
USE OF PROCEEDS.    The proceeds from the sale of shares pursuant to Options shall constitute general funds of the Company.

(f)
CONSTRUCTION.    All masculine pronouns used in this Plan shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires. The titles of the sections of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions. All other provisions of this Plan notwithstanding, this Plan shall be administered and construed so as to avoid any person who receives an Option or Other Right incurring any adverse tax consequences under Code Section 409A. The Independent Administrative Committee may suspend or amend the application of any provision of the Plan which could, in the sole determination of the Board of Directors, result in an adverse tax consequence to any person under Code Section 409A.

(g)
GOVERNING LAW.    This Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflict of laws.

14.  EFFECTIVE DATE, DURATION, AMENDMENT AND TERMINATION OF PLAN

The Plan shall be effective as of May 19, 2016 (the "Effective Date"), subject to the approval of the Company's shareholders. The Independent Administrative Committee may grant Options, Restricted Shares or Other Rights under the Plan from time to time until the close of business on May 19, 2026. The Board may at any time amend the Plan; provided, however, that without approval of the Company's shareholders there shall be no: (a) change in the number of Common Shares that may be issued under the Plan, except by operation of the provisions of Section 11, either to any one grantee or in the aggregate; (b) change in the class of persons eligible to receive Options, Restricted Shares or Other Rights; or (c) other change in the Plan that requires shareholder approval under applicable law. No amendment shall adversely affect outstanding Options (or Restricted Shares or Other Rights) without the consent of the Optionee (or holder of Restricted Shares or Other Rights). The Plan may be terminated at any time by action of the Board, but any such termination will not terminate any Option, Restricted Shares or Other Rights then outstanding without the consent of the Optionee or the holder of such Restricted Shares or Other Rights.

A-10    TRAVELCENTERS OF AMERICA LLC     2018 Proxy Statement

 Exhibit A

A "Change in Control" shall be deemed to have occurred if any of the events set forth in any one of the following paragraphs shall have occurred:

(a)
any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of either the then outstanding common shares of the Company or the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in paragraph (c)(i) below;

(b)
the following individuals cease for any reason to constitute a majority of the number of Directors then serving: individuals who, on the date of the Agreement, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the Directors then in office who either were Directors on the date of the Agreement or whose appointment, election or nomination for election was previously so approved or recommended;

(c)
there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

(d)
the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

A "Termination Event" shall occur if The RMR Group LLC (or any entity controlled by, under common control with or controlling the RMR Group LLC) ceases to be the manager or shared services provider to the Company.

For purposes of the definitions set forth on this Exhibit A, the following definitions shall apply, with capitalized terms used but not defined in this Exhibit A having the meaning set forth in the Plan:

"Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

"Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

"Director" is a member of the Board.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

TRAVELCENTERS OF AMERICA LLC     2018 Proxy Statement    A-11

"Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities and (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company.

A-12    TRAVELCENTERS OF AMERICA LLC     2018 Proxy Statement

THANK YOU

Thank you for being a shareholder of TravelCenters of America LLC.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, on May 22, 2018. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, on May 22, 2018. Have your proxy card in hand when you call and then follow the instructions. If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to TravelCenters of America LLC, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by TravelCenters of America LLC in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by email or over the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. TRAVELCENTERS OF AMERICA LLC C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E39258-P02814 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. TRAVELCENTERS OF AMERICA LLC One Year Two Three YearsYears Abstain For Withhold 1. Election of Directors. 3. Advisory vote on the frequency of future advisory votes to appr ove executive compensation. Nominee (for Independent Director in Group II): Barbara D. Gilmore Nominee (for Managing Director in Group II): Adam D. Portnoy ! ! For ! ! Abstain ! ! For ! Against ! Abstain ! ! ! ! ! ! 4. Approval of an amendment to the TravelCenters of America LLC 2016 Equity Compensation Plan. Ratification of the appointment of RSM US LLP as independent auditors to serve for the 2018 fiscal year. Against ! ! ! 5. 2. Advisory vote to approve executive compensation. ! ! ! 6. Non-binding shareholder proposal requesting that the Company eliminate the classification of the Board of Directors after the 2018 Annual Meeting, if properly presented at the meeting. For address changes, please check this box and write them on the back where indicated. ! THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR BOTH NOMINEES FOR DIRECTOR IN PROPOSAL 1, FOR PROPOSAL 2, THREE YEARS ON PROPOSAL 3, FOR PROPOSALS 4 AND 5 AND AGAINST PROPOSAL 6. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person, indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date The Board of Directors Recommends a Vote AGAINST Proposal 6. The Board of Directors Recommends a Vote FOR Proposals 4 and 5. The Board of Directors Recommends a Vote for THREE YEARS on Proposal 3. The Board of Directors Recommends a Vote FOR both Nominees for Director in Proposal 1 and FOR Proposal 2.

TRAVELCENTERS OF AMERICA LLC ANNUAL MEETING OF SHAREHOLDERS May 23, 2018, 9:30 a.m., Eastern time Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 Upon arrival, please present photo identification at the registration desk. Please see the Proxy Statement for additional attendance instructions. The 2018 Annual Meeting of Shareholders of TravelCenters of America LLC will address the following items of business: 1. Election of the Directors named in the Proxy Statement to the Company's Board of Directors; Advisory vote to approve executive compensation; Advisory vote on the frequency of future advisory votes to approve executive compensation; Approval of an amendment to the TravelCenters of America LLC 2016 Equity Compensation Plan; Ratification of the appointment of RSM US LLP as independent auditors to serve for the 2018 fiscal year; Non-binding shareholder proposal requesting that the Company eliminate the classification of the Board of Directors after the 2018 Annual Meeting, if properly presented at the meeting; and Transaction of such other business as may properly come before the meeting and at any postponements or adjournments of the meeting. 2. 3. 4. 5. 6. 7. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR BOTH NOMINEES FOR DIRECTOR IN PROPOSAL 1, FOR PROPOSAL 2, THREE YEARS ON PROPOSAL 3, FOR PROPOSALS 4 AND 5 AND AGAINST PROPOSAL 6. E39259-P02814 TRAVELCENTERS OF AMERICA LLC 24601 Center Ridge Road Westlake, OH 44145 Proxy Important Notice Regarding the Availability of Proxy Materials: The proxy materials for the 2018 Annual Meeting of Shareholders of TravelCenters of America LLC (the "Company"), including the Company's annual report and proxy statement, are available on the internet. To view the proxy materials or authorize your proxy by internet, by telephone or by mail, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Directors of TravelCenters of America LLC. The undersigned shareholder of the Company hereby appoints Jennifer B. Clark, Andrew J. Rebholz and Mark R. Young, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2018 Annual Meeting of Shareholders of the Company to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on May 23, 2018, at 9:30 a.m., Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the annual report and the proxy statement, which includes the Notice of 2018 Annual Meeting of Shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR BOTH NOMINEES FOR DIRECTOR IN PROPOSAL 1, FOR PROPOSAL 2, THREE YEARS ON PROPOSAL 3, FOR PROPOSALS 4 AND 5 AND AGAINST PROPOSAL 6. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy. (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) Address Changes/Comments:

QuickLinks

Notice of 2018 Annual Meeting of Shareholders and Proxy Statement
Audit Committee
Compensation Committee
Nominating and Governance Committee
TRAVELCENTERS OF AMERICA LLC 2016 EQUITY COMPENSATION PLAN, AS AMENDED
Exhibit A